UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Triangle Capital Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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3700 Glenwood Avenue, Suite 530

Raleigh, North Carolina 27612

(919) 719-4770

March 30, 2012

Dear Stockholder:

You are cordially invited to attend Triangle Capital Corporation’s 2012 Annual Meeting of Stockholders to be held on Wednesday, May 2, 2012 at 8:30 a.m. (Eastern Time) at the Woman’s Club of Raleigh, 3300 Woman’s Club Drive, Raleigh, North Carolina 27612.

The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. Your vote is important.

Sincerely yours,

Garland S. Tucker, III
President & Chief Executive Officer

TRIANGLE CAPITAL CORPORATION

3700 Glenwood Avenue, Suite 530

Raleigh, North Carolina 27612

(919) 719-4770

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, May 2, 2012

To the Stockholders of Triangle Capital Corporation:

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Triangle Capital Corporation (the “Company”) will be held at the Woman’s Club of Raleigh, 3300 Woman’s Club Drive, Raleigh, North Carolina 27612, on Wednesday, May 2, 2012, at 8:30 a.m. (Eastern Time) for the following purposes:

1. To elect eight directors to serve for one year and until their successors have been duly elected and qualified (Proposal No. 1);

2. To approve a proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share (Proposal No. 2);

3. To approve the Triangle Capital Corporation 2012 Cash Incentive Plan, a copy of which is attached to the accompanying proxy statement as Appendix A (Proposal No. 3);

4. To approve an increase in the maximum aggregate number of shares of our common stock available for issuance under the Amended and Restated 2007 Equity Incentive Plan, a copy of which is attached hereto as Appendix B (Proposal No. 4); and

5. To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on March 1, 2012. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

Steven C. Lilly
Chief Financial Officer, Treasurer and Secretary

Raleigh, North Carolina

March 30, 2012

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT	1
INFORMATION ABOUT THE MEETING	2
INFORMATION ABOUT VOTING	3
ADDITIONAL INFORMATION	6
PROPOSAL NO. 1 ELECTION OF DIRECTORS	9
DIRECTOR COMPENSATION	14
EXECUTIVE OFFICERS	15
CORPORATE GOVERNANCE	15
COMPENSATION DISCUSSION AND ANALYSIS	19
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	26
COMPENSATION COMMITTEE REPORT	26
EXECUTIVE OFFICER COMPENSATION	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	32
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	33
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	33
AUDIT COMMITTEE REPORT	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
PROPOSAL NO. 2 APPROVAL TO SELL SHARES OF COMMON STOCK OR WARRANTS, OPTIONS OR RIGHTS TO ACQUIRE COMMON STOCK BELOW NET ASSET VALUE (BOOK VALUE)	37
PROPOSAL NO. 3 APPROVAL OF THE TRIANGLE CAPITAL CORPORATION 2012 CASH INCENTIVE PLAN	43
PROPOSAL NO. 4 APPROVAL TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN	46
OTHER BUSINESS	51
Appendix A TRIANGLE CAPITAL CORPORATION 2012 CASH INCENTIVE PLAN
Appendix B AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

TRIANGLE CAPITAL CORPORATION

3700 Glenwood Avenue, Suite 530

Raleigh, North Carolina 27612

(919) 719-4770

PROXY STATEMENT

2012 Annual Meeting of Stockholders

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Triangle Capital Corporation (the “Company,” “Triangle,” “we,” “us” or “our”) for use at our 2012 Annual Meeting of Stockholders to be held on Wednesday, May 2, 2012, at 8:30 a.m. (Eastern Time) at the Woman’s Club of Raleigh, 3300 Woman’s Club Drive, Raleigh, North Carolina 27612, and at any adjournments thereof (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our annual report for the fiscal year ended December 31, 2011 are first being sent to stockholders on or about March 30, 2012.

We encourage you to vote your shares, either by voting in person at the meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and we receive it in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors, and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL OR BY TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 2, 2012:

The Notice of Annual Meeting, this proxy statement and our annual report for the fiscal year ended December 31, 2011 are available at the following Internet address: http://ir.tcap.com/annual-proxy.cfm.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

The Annual Meeting will be held on Wednesday, May 2, 2012, at 8:30 a.m. (Eastern Time).

Where will the Annual Meeting be held?

The Annual Meeting will be held at the Woman’s Club of Raleigh, 3300 Woman’s Club Drive, Raleigh, North Carolina 27612.

What items will be voted on at the Annual Meeting?

There are four matters scheduled for a vote:

1. To elect eight directors to serve for one year and until their successors have been duly elected and qualified (Proposal No. 1);

2. To approve a proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share (Proposal No. 2);

3. To approve the Company’s 2012 Cash Incentive Plan (the “Cash Incentive Plan”) (Proposal No. 3); and

4. To approve an amendment to increase the maximum aggregate number of shares of our common stock available for issuance under the Amended and Restated 2007 Equity Incentive Plan (the “Equity Incentive Plan”) (Proposal No. 4).

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board of Directors recommends that you vote:

“FOR” the election of each of the eight nominees named herein to serve on the Board of Directors;

“FOR” the proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share;

“FOR” the proposal to approve the Cash Incentive Plan; and

“FOR” the proposal to increase the maximum aggregate number of shares of our common stock available for issuance under the Equity Incentive Plan.

Will Triangle’s directors be in attendance at the Annual Meeting?

We encourage, but do not require, our directors to attend annual meetings of stockholders. However, we anticipate that all of our directors will attend the Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 1, 2012, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on March 1, 2012, we had 27,210,434 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name.    If, on March 1, 2012, your shares were registered directly in your name with Triangle’s transfer agent, Computershare Limited, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.    If, on March 1, 2012, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

With respect to Proposal No. 1 (election of directors), you may either vote “FOR” all the nominees to the Board of Directors, or you may vote “WITHHOLD AUTHORITY” for all nominees or for any nominee you specify. With respect to Proposal Nos. 2, 3, and 4, you may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting altogether. The procedures for voting are fairly simple and are set forth below.

Stockholders of Record: Shares Registered in Your Name.    If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to give your proxy authorization to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization.

•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

•

To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.    If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Triangle. You should follow the instructions provided by your broker, bank or other agent regarding how to vote your shares. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. To do this, follow the instructions from your broker, bank or other agent included with these proxy materials or contact your broker, bank or other agent to request a proxy card.

You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

How many votes do I have?

For each proposal to be voted upon, you have one vote for each share of common stock that you own as of the close of business on March 1, 2012.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of each of the eight nominees named herein to serve on the Board of Directors; “FOR” the proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share; “FOR” the proposal to approve the Cash Incentive Plan; and “FOR” the proposal to approve the amendment to our Equity Incentive Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.

Can I change my vote after submitting my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date which is received by the close of business on May 1, 2012 (the day before the Annual Meeting);

•

You may send a written notice which is received by the close of business on May 1, 2012 that you are revoking your proxy to Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, Attention: Steven C. Lilly, Corporate Secretary; or

•

You may attend the Annual Meeting and notify the election officials that you wish to revoke your proxy and vote in person. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your brokerage firm, bank, dealer or other similar organization as a nominee or agent, you should follow the instructions provided by your broker, bank, custodian, nominee or other record holder in order to revoke your voting instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count (i) “FOR” and “WITHHOLD AUTHORITY” votes for Proposal No. 1 and (ii) “FOR,” “AGAINST,” “ABSTAIN” with respect to Proposal Nos. 2, 3 and 4. A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Under applicable rules of the New York Stock Exchange, or the NYSE, each of Proposal Nos. 1 (election of directors), 2 (issuing shares below net asset value), 3 (approval of our Cash Incentive Plan) and 4 (increasing shares available under our Equity Incentive Plan) is a non-routine Proposal. Since none of the proposals to be voted on at the Annual Meeting are routine matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.

Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

How many votes are needed to approve each proposal?

•

For Proposal No. 1 (election of directors), the vote of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a director. Therefore, the eight nominees receiving the most “FOR” votes, among votes properly cast in person or by proxy, will be elected. If you vote “WITHHOLD AUTHORITY” with respect to one or more nominees, your shares will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

•

To be approved, Proposal No. 2 (authority to issue shares of common stock or warrants, options or rights to acquire its common stock below NAV) must receive “FOR” votes from (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company. With respect to Proposal No. 2 only, Section 2(a)(42) of the Investment Company Act of 1940, or the 1940 Act, defines “a majority of the outstanding shares” as the lesser of: (1) 67% or more of the common stock of Triangle present or represented by proxy at the Annual Meeting, if the holders of more than 50% of Triangle’s common stock are present or represented by proxy; or (2) more than 50% of the outstanding common stock of Triangle.

•

To be approved, Proposal No. 3 (approval of our Cash Incentive Plan) must receive “FOR” votes from a majority of all votes cast at the Annual Meeting, whether in person or by proxy. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•

For Proposal No. 4 (increase in shares available under our Equity Incentive Plan), the affirmative vote of a majority of the votes cast on the proposal is required for the approval of Proposal No. 4, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on Proposal No. 4. For purposes of the vote on Proposal No. 4, abstentions will have the same effect as votes against the proposal unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes in which event abstentions will not have any effect on the result of the vote.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On March 1, 2012, the record date, there were 27,210,434 shares outstanding and entitled to vote. Thus, 13,605,218 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions will be counted towards the quorum requirement.

If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting and filed on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended Form 8-K within four days after the final voting results are established.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for Triangle’s 2013 Annual Meeting?

Our annual meeting of stockholders generally is held in May of each year. We will consider for inclusion in our proxy materials for the 2013 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on November 29, 2012, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and our Third Amended and Restated Bylaws, or our Bylaws, a copy of which is on file with the Securities and Exchange Commission, or the SEC, and may be obtained from our Corporate Secretary upon request. Proposals must be sent to our Corporate Secretary at Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our Bylaws. These notice provisions require that nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders for the 2013 Annual Meeting of Stockholders must be made in writing and submitted to our Corporate Secretary at the address above no earlier than November 29, 2012 and no later than December 29, 2012. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that our 2013 Annual Meeting of Stockholders is held before April 2, 2013 or after June 1, 2013. In accordance with our Bylaws, the chairman of the 2013 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

If a stockholder is recommending a candidate to serve on the Board of Directors, the recommendation must include all information specified in our Bylaws, including the following:

1. Information as to each individual whom the stockholder proposes to nominate for election or reelection, including all information relating to the candidate that would be required to be disclosed in connection with the solicitation of proxies for the election of the candidate as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and its rules (including the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

2. As to the stockholder giving the notice, any candidate and any stockholder associated person (a “stockholder associated person” is a person who acts in concert with the stockholder giving notice, owns Triangle’s securities with such stockholder (other than a stockholder that is a depository) or directly or indirectly controls, or is controlled by, or is under common control with such stockholder):

•

the class, series and number of all shares of stock or other securities of Triangle or any of its affiliates, which are owned (beneficially or of record) by such stockholder, candidate or stockholder associated person;

•

the date on which each security of Triangle was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any stockholder associated person of any such person;

•	the candidate holder for, and number of, any security of Triangle owned beneficially but not of record by such stockholder, candidate or stockholder associated person;

•

whether and the extent to which such stockholder, candidate or stockholder associated person, directly or indirectly, is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is (1) to manage risk or benefit of changes in the price of any security of Triangle or the security of any entity that was listed in the peer group in the stock performance graph in the most recent annual report to security holders of Triangle for such stockholder, candidate or stockholder associated person or (2) to increase or decrease the voting power of such stockholder, candidate or stockholder associated person of Triangle or any of its affiliates disproportionately to such person’s economic interest in Triangle’s securities;

•

any substantial interest, direct or indirect, by security holdings or otherwise, of such stockholder, candidate or stockholder associated person, in Triangle or any of its affiliates, other than an interest arising from the ownership of any security of Triangle where such stockholder, candidate or stockholder associated person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series; and

•

whether such stockholder believes any candidate is, or is not, an “interested person” of Triangle, as defined in the 1940 Act, and information regarding such candidate that is sufficient, in the discretion of our board or any of its committees or any authorized officer of Triangle, to make such determination.

3. As to the stockholder giving the notice, any stockholder associated person with an interest or ownership and any candidate:

•

the name and address of such stockholder, as they appear on Triangle’s stock ledger, and the current name and business address, if different, of each such stockholder associated person and any candidate;

•

the investment strategy or objective, if any, of such stockholder and each such stockholder associated person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder, and each such stockholder associated person; and

•

to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the candidate for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

The above procedures are a summary regarding stockholder nominations of directors in our Bylaws.

How can I obtain Triangle’s Annual Report on Form 10-K?

A stockholders’ letter and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which together constitute our 2011 Annual Report to Stockholders, are being mailed along with this proxy statement. Our 2011 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Requests should be sent to: Corporate Secretary, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. A copy of our Annual Report on Form 10-K has also been filed with the SEC and may be accessed from the SEC’s homepage (http://www.sec.gov).

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We estimate that we will pay Alliance Advisors, LLC, our proxy solicitor, a fee of approximately $60,000 to solicit proxies, though the costs of this proxy solicitation process could be lower or higher than our estimate. In addition to these written proxy materials, our proxy solicitor, directors and employees may also solicit proxies in person, by telephone or by other means of communication; however, our directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners and obtaining your voting instructions.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Steven C. Lilly, Corporate Secretary, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by calling (919) 719-4770. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Steven C. Lilly c/o Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, Telephone: (919) 719-4770, or by Fax: (919) 719-4777.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors will consist of no less than one director and no greater than twelve directors. Currently, the number of directors is set at eight. Directors are elected for a term of one year, with each director’s term of office expiring the following year. Directors serve until their successors are elected and qualified.

The current directors, Messrs. Burgess, Dunwoody, Gambill, Goldstein, Lilly, Rich, Smith and Tucker, have been nominated by our Board of Directors (upon the recommendation by our Nominating and Corporate Governance Committee) for election for a one-year term expiring in 2013. With the exception of Mr. Gambill who was initially appointed by the Board in August of 2009, each director was initially elected as a director by the sole stockholder of the Company prior to our initial public offering in February 2007. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between us and any such person. Each director has agreed to serve as a director if elected and has consented to be named as a nominee.

A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons who are nominated as replacements. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

Information about the Nominees

Certain information, as of March 1, 2012, with respect to each of the eight nominees for election at the Annual Meeting, all of whom currently serve as our directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company. Each director’s current term expires on May 2, 2012, the Annual Meeting date.

Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the Board of Directors of Triangle Mezzanine Fund LLLP, or Triangle Mezzanine Fund, our wholly-owned consolidated subsidiary that has elected to be treated as a business development company, or BDC, under the 1940 Act, is composed of all of the Company’s directors. The business address of each nominee listed below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Nominees for Directors

Interested Directors

Messrs. Tucker, Burgess and Lilly are interested persons as defined in the 1940 Act due to their positions as officers of the Company.

Name	Age	Background Information

Garland S. Tucker, III	64	Mr. Tucker has served as Chairman of our Board of Directors, Chief Executive Officer and President since 2006 and is a member of our investment committee. Mr. Tucker was a co-founder of Triangle Capital Partners, LLC, the former external manager of Triangle Mezzanine Fund prior to our IPO. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the NYSE, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School.
Brent P.W. Burgess	45	Mr. Burgess has served as our Chief Investment Officer and member of our Board of Directors since 2006 and is a member of our investment committee. Mr. Burgess joined Triangle Capital Partners, LLC in 2002, and was a co-founder of Triangle Mezzanine Fund. Prior to joining Triangle, he was Vice President for five years at Oberlin Capital, an SBIC mezzanine fund. He began his private equity career in 1996 with Cherokee International Management, a Raleigh based private equity firm, where he worked as an analyst and associate. He previously served on the Board of Governors of the National Association of SBICs and is a past president of the Southern Regional Association of SBICs. He is a graduate of the University of Regina and Regent College, Vancouver.
Steven C. Lilly	42	Mr. Lilly has served as our Chief Financial Officer, Secretary, Treasurer and member of our Board of Directors since 2006 (as well as our Chief Compliance Officer since our IPO in 2007) and is a member of our investment committee. From 2005 to 2006, Mr. Lilly served as Chief Financial Officer of Triangle Capital Partners, LLC. Prior to joining Triangle Capital Partners in December 2005, Mr. Lilly spent more than six years with SpectraSite, Inc., which prior to its sale in August 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. On November 15, 2002, SpectraSite Holdings, Inc. (SpectraSite’s predecessor company) filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of North Carolina to implement a pre-negotiated financial restructuring pursuant to the company’s Plan of Reorganization, confirmed by the Bankruptcy Court on January 28, 2003. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wells Fargo and Company), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sector. Mr. Lilly is a graduate of Davidson College and has completed the executive education program at the University of North Carolina’s Kenan-Flagler School of Business.

Independent Directors

Messrs. Dunwoody, Gambill, Goldstein, Rich and Smith are considered independent as defined by the standards of the NYSE and for purposes of the 1940 Act.

Name	Age	Background Information

W. McComb Dunwoody	67	Since 2007, Mr. Dunwoody has served on our Board of Directors and is a member of our Compensation Committee. He is the founder of The Inverness Group Incorporated and a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began in the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes the co-founding of Imagine College, an education program serving over 5,000 inner-city students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program.
Mark M. Gambill	61	On August 5, 2009, Mark M. Gambill was elected by our Board of Directors to fill a vacant seat created in August 2008. In addition, he has been appointed as a member of our Nominating and Corporate Governance Committee. Mr. Gambill is a co-founder and current Chairman of Cary Street Partners, a Richmond, Virginia based advisory and wealth management firm. From 1972 to 1999, Mr. Gambill was employed by Wheat First Butcher Singer (“Wheat”). He served as head of Wheat’s capital markets group in the late 1980s, where he was responsible for investment banking, public finance, taxable fixed income, municipal sales and trading, equity sales, trading and research. He became President of Wheat in 1996. Wheat merged with First Union Corporation in January 1998. Subsequent to Wheat’s merger with First Union, Mr. Gambill served as President of Wheat First Union. He later was named Head of Equity Capital Markets of Wheat First Union. He currently serves on the Board of Directors of Speedway Motorsports, Inc. (NYSE: TRK) where he is Chairman of its Audit Committee and a member of its Compensation Committee. Mr. Gambill is also a director of NewMarket Corporation (NYSE: NEU) and serves on both its Audit Committee and its Corporate Governance Committee. Each of these entities is not an affiliate of Triangle. Mr. Gambill graduated summa cum laude from Hampden-Sydney College.

Name	Age	Background Information

Benjamin S. Goldstein	56	Mr. Goldstein has served on our Board of Directors since 2007 and is a member of our Compensation Committee and chairs our Audit Committee. From 1997 to 2010, Mr. Goldstein was the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Raleigh, North Carolina. He is currently the Chief Operating Officer for Captrust Financial Advisors, a financial and fiduciary advisory firm based in Raleigh, North Carolina. Neither The Advisory Group, LLC, nor Captrust Financial Advisors is a parent, subsidiary or other affiliate of Triangle. Mr. Goldstein is also active in his community, as he currently serves on the leadership council of the Wake Education Partnership, based in Raleigh, North Carolina, as well as on the board of Paragon Commercial Bank. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina, which had a build out value of over $300 million. He spent three years in the securities business, serving as the Chief Financial Officer of Carolina Securities Corporation for one year, and later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. A native of North Carolina, Mr. Goldstein is a CPA and graduated from UNC-Chapel Hill with a degree in business.
Simon B. Rich, Jr.	67	Mr. Rich has served on our Board of Directors since 2007 and is a member of our Audit Committee and our Nominating and Corporate Governance Committee. He retired in 2001 from his positions as President of Louis Dreyfus Holding Co. and Chairman of Louis Dreyfus Natural Gas, and in 1997 as CEO of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included roles such as oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. From 2005 to 2006, Mr. Rich also served as a director and member of the Audit Committee of Fisher Scientific. His work experience, which spans more than thirty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus and an adjunct instructor. Mr. Rich holds an undergraduate degree in Economics from Duke University.

Name	Age	Background Information

Sherwood H. Smith, Jr.	77	Mr. Smith has served on our Board of Directors since 2007 and is a member of our Audit Committee, Nominating and Corporate Governance Committee and our Compensation Committee. He currently serves as a director of Franklin Street Partners, a privately held investment management firm in Chapel Hill, North Carolina. Until 2000 he served as a director of Carolina Power & Light Company (now Progress Energy Corporation), a company for which he has also served as Chairman, President and Chief Executive Officer. In addition, Mr. Smith has served as a director of Wachovia Corporation (now Wells Fargo and Company), Nortel Networks, Springs Industries, and Northwestern Mutual Life Insurance Company (Trustee). Other than his current position as director, Mr. Smith has never been employed by a parent, subsidiary or other affiliate of Triangle. He has been a member of the Business Roundtable and The Business Council and has served as Chairman of the North Carolina Citizens for Business and Industry and the Triangle Universities Center for Advanced Studies, Inc. Mr. Smith has both undergraduate and law degrees from the University of North Carolina at Chapel Hill.

The Board of Directors recommends that you vote “FOR” the election of the nominees named in this proxy statement.

Qualifications of Director Nominees

When considering whether our director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the director nominees’ individual biographies set forth above and on the following particular attributes:

•

Mr. Tucker:    The Nominating and Corporate Governance Committee and Board of Directors considered his prior service to the Company as its Chairman, President and Chief Executive Officer and his over thirty-five years of experience in the financial and investment industries and determined that his intimate knowledge of the Company and his familiarity with the financial and investment industries are critical to the oversight of our strategic goals and the evaluation of our operational performance.

•

Mr. Burgess:    The Nominating and Corporate Governance Committee and Board of Directors considered his prior service to the Company as its Chief Investment Officer and extensive experience in leading and managing investments and determined that his strong leadership and comprehensive knowledge of the investment industry are integral to the oversight of our investment goals.

•

Mr. Lilly:    The Nominating and Corporate Governance Committee and Board of Directors considered his prior service to the Company as its Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and his broad experience and leadership in the financial industry and determined that his intimate knowledge of the Company and extensive experience in the financial industry are crucial to the evaluation of our operational performance and financial goals.

•

Mr. Dunwoody:    The Nominating and Corporate Governance Committee and Board of Directors considered his extensive experience and leadership in public and private companies and determined that his broad experience enhances his participation to the Board and oversight of our compensation objectives.

•

Mr. Gambill:    The Nominating and Corporate Governance Committee and Board of Directors considered his involvement in the capital markets for over thirty-five years, supervising various areas including financing and research, and determined that his experience in serving as an advisor to internal operations and proper capitalization and structure in a variety of settings bring crucial skills and contributions to the Board.

•

Mr. Goldstein:    The Nominating and Corporate Governance Committee and Board of Directors considered his extensive experience in directly auditing engagements of private and public companies and determined that his experience of over twenty years of public accounting and work with various financial and accounting matters enhances his ability to provide effective leadership as chairman of our Audit Committee and to provide effective oversight of compensation decisions in his capacity as member of our Compensation Committee.

•

Mr. Rich:    The Nominating and Corporate Governance Committee and Board of Directors considered his public company experience, as well as his successful leadership of a variety of entities and determined that his leadership and public company experience provide valuable contributions to the oversight of our company’s governance guidelines and financial records.

•

Mr. Smith:    The Nominating and Corporate Governance Committee and Board of Directors considered his extensive experience as officer and director of various public companies and his extensive business knowledge and determined that his public company experience and knowledge are important in providing effective oversight in light of our operational and organizational structure.

DIRECTOR COMPENSATION

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that our independent directors earned during the year ended December 31, 2011. Our interested directors are not compensated for their service as Board members.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
W. McComb Dunwoody	2011	$28,500	$30,000	—	$58,500
Mark M. Gambill	2011	$30,500	$30,000	—	$60,500
Benjamin S. Goldstein	2011	$61,000	$30,000	—	$91,000
Simon B. Rich, Jr.	2011	$40,000	$30,000	—	$70,000
Sherwood H. Smith, Jr.	2011	$52,000	$30,000	—	$82,000

(1)	Grant date fair value of restricted stock awards granted to each non-employee director on May 4, 2011. SEC disclosure rules require reporting of the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, or FASB ASC Topic 718, Compensation– Stock Compensation.

Director Fees

For fiscal year 2011, each non-employee member of the Board of Directors was paid a $20,000 annual cash retainer fee. Also in 2011, each of our non-employee directors earned an annual fee of $30,000 worth of our restricted stock, calculated based on the share price of our common stock as of the close of the NYSE on May 4, 2011, the date of grant. Based on this calculation, each of our independent directors received 1,679 shares of restricted stock, which will vest on May 4, 2012. These restricted stock grants historically have occurred on the date of our annual stockholders meeting.

In addition, independent directors receive a fee of $2,500 for each Board meeting attended in person and $1,250 for each Board meeting attended by conference telephone or similar communications equipment; Audit Committee members receive a fee of $1,500 for each Audit Committee meeting attended in person and $750 for each Audit Committee meeting attended by conference telephone or similar communication equipment; and members of our Compensation Committee and Nominating and Corporate Governance Committee receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. Finally, our Audit Committee chairman receives an annual fee of $20,000, our Compensation Committee chairman receives an annual fee of $10,000 and our Nominating and Corporate Governance Committee chairman receives an annual fee of $5,000 for their services as chairmen of their respective committees. We also reimburse our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board. Directors who are also our employees or employees of our subsidiaries do not receive compensation for their services as directors.

Non-Employee Director Equity Compensation

On March 18, 2008, we received an order from the SEC granting exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors pursuant to the terms of our Equity Incentive Plan. In connection with receiving the necessary exemptive relief, our Board approved the Equity Incentive Plan and our stockholders voted to approve the Equity Incentive Plan at our 2008 Annual Meeting of Stockholders.

The Equity Incentive Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. The grants of restricted stock to non-employee directors under the Equity Incentive Plan will be automatic (that is, the grants will equal to $30,000 worth of restricted stock each year), and the terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

EXECUTIVE OFFICERS

We do not have any executive officers who are not directors of the Company. Our executive officers, Messrs. Tucker, Lilly and Burgess, serve as directors and executive officers of the Company, as well as directors, managers and/or officers of Triangle Mezzanine Fund.

CORPORATE GOVERNANCE

Director Independence

In accordance with the NYSE’s listing standards, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically if information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the listing standards promulgated by the NYSE. Rule 303A.00 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

In addition, our chief compliance officer reviews, no less than quarterly, a list of each director’s securities transactions and holdings in order to ensure that our directors have not entered into any transactions with, or own any interest in, companies that would cause one or more of them to be considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act. For a more detailed description of these policies, please see “Certain Relationships and Related Party Transactions” herein.

The Board of Directors has determined that Messrs. Dunwoody, Gambill, Goldstein, Rich and Smith are independent and have no relationship with us, except as directors and stockholders. All of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent as defined in Section 2(a)(19) of the 1940 Act.

Meetings of the Board of Directors and Committees

During 2011, our Board of Directors held five board meetings. Our Board of Directors has established an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy. All directors attended at least 90% of the aggregate number of meetings of the Board and of the respective committees on which they served.

We expect each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. Seven of our eight directors attended our 2011 Annual Meeting of Stockholders.

We have designated Simon B. Rich, Jr. as the presiding director of all executive sessions of non-employee directors. Executive sessions of non-employee directors are held each board meeting. Stockholders may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for compliance with legal and regulatory requirements, selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls.

Our Board of Directors adopted the current Audit Committee Charter on December 13, 2010. The Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

The members of the Audit Committee are Messrs. Goldstein, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the applicable NYSE corporate governance listing standards. Mr. Goldstein serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act. Mr. Goldstein meets the current independence requirements of Rule 10A-3 of the Exchange Act, NYSE listing standards, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our Audit Committee held five meetings during 2011.

Compensation Committee

The Compensation Committee is appointed by the Board to discharge its responsibilities relating to the compensation of our independent directors, executive officers and other key employees. The Compensation Committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely composed of one or more members of the Compensation Committee. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

Members of our Compensation Committee review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives. They evaluate annually the performance of the chief executive officer and other executive officers, and recommend to the independent directors of the Board the compensation level for each such person based on this evaluation. They review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes. They review and recommend to the Board for approval any changes in incentive compensation plans and equity-based compensation plans. The members of the Compensation Committee review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and grant equity-based awards pursuant to such plans in compliance with the 1940 Act. They review and approve compensation packages, including any special supplemental benefits or perquisites for our executive officers. They review employee compensation strategies, including salary levels and ranges and employee fringe benefits, as well as compensation consultants’ analyses and various industry comparables including both public and private investment funds that operate and invest in a manner similar to the Company.

In determining executive compensation levels for our executive officers, the Compensation Committee meets at least annually with management, and may meet with independent compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long term strategies. The Compensation Committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs in order to establish the compensation levels necessary to attract and retain quality executive officers and investment professionals. In 2011, the Compensation Committee engaged McLagan, an independent compensation consultant, to advise the Compensation Committee on these matters. For more information regarding the role of Triangle’s management in determining compensation, please see the discussion in “Compensation Discussion & Analysis — Establishing Compensation Levels — Role of the Compensation Committee and Management.”

The members of the Compensation Committee are Messrs. Dunwoody, Goldstein and Smith, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the applicable NYSE corporate governance listing standards. Mr. Smith serves as the chairman of the Compensation Committee. Our Compensation Committee held three meetings during 2011.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, Bylaws and applicable law. For more information on how our stockholders may recommend a nominee for a seat on our Board, see our answer to the question “How and when may I submit a stockholder proposal for Triangle’s 2013 Annual Meeting?” under the section “Additional Information” in this proxy statement.

In considering possible candidates for nomination, the Nominating and Corporate Governance Committee will consider certain factors including whether the composition of the Board contains a majority of independent directors as determined by the NYSE standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s experience and what type of diversity he or she brings to the Board, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.

The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

The members of the Nominating and Corporate Governance Committee are Messrs. Gambill, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the NYSE corporate governance listing standards. Each nominee for election under Proposal No. 1 at the 2012 Annual Meeting was recommended by the members of the Nominating and Corporate Governance Committee to our Board of Directors, which approved such nominees. Mr. Rich serves as the chairman of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee held one meeting during 2011.

Investment Committee

Our Board of Directors has established our investment committee, which is responsible for all aspects of our investment process. In addition, each of our subsidiaries that operates as a small business investment company, or SBIC, has a separate investment committee that is responsible for all aspects of the investment process relating to investments made by each such fund. The members of the investment committee for the Company and Triangle Mezzanine Fund are the same and include: Messrs. Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, Cary B. Nordan and David F. Parker. The members of the investment committee for Triangle Mezzanine Fund II LP are Messrs. Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, and Cary B. Nordan. For purposes of the discussion herein, any reference to the “investment committee” refers to the investment committees of Triangle Capital Corporation, Triangle Mezzanine Fund and Triangle Mezzanine Fund II.

Our investment committee generally meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee is involved in all significant stages of the investment process, including origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring.

Communication with the Board of Directors

Stockholders with questions about Triangle Capital Corporation are encouraged to contact Steven C. Lilly, at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, (919) 719-4770. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Triangle Capital Corporation Board of Directors, c/o Simon B. Rich, Jr., 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. In addition, stockholders may communicate with us by clicking “Contact IR” on the Investor Relations section of our website at the following URL: http://ir.tcap.com. All stockholder communications received by our corporate secretary in this manner will be delivered to one or more members of the Board of Directors.

Corporate Leadership Structure

Mr. Tucker serves jointly as the Chairman of our Board of Directors and President and Chief Executive Officer. In addition, we have designated Mr. Rich as our lead independent director to preside over all executive sessions of non-employee directors. We believe that consolidating our leadership structure without an independent chairman provides an efficient and effective management model which fosters direct accountability, effective decision-making and alignment of corporate strategy between our Board of Directors and management. Mr. Tucker is, and Mr. Rich is not, an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Oversight of Risk Management

On behalf of the Board of Directors, the Audit Committee oversees our enterprise risk management function. To this end, the Audit Committee meets at least annually (i) as a committee to discuss the Company’s risk management guidelines, policies and exposures and (ii) with our independent auditors to review our internal control environment and other risk exposures. Additionally, on behalf of the Board of Directors, the Compensation Committee oversees the management of risks relating to our executive compensation program and other employee benefit plans. In fulfillment of its duties, the Compensation Committee reviews at least annually our executive compensation program and meets regularly with our chief executive officer to understand the financial, human resources and stockholder implications of all compensation decisions. The Audit Committee and the Compensation Committee each report to the Board of Directors on a regular basis to apprise the Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Compliance Policies and Procedures

In accordance with the 1940 Act, we have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, we have designated Mr. Lilly as our Chief Compliance Officer. As such, Mr. Lilly is responsible for administering our compliance program and meeting with our Board of Directors at least annually to assess its effectiveness.

Code of Business Conduct and Ethics and Corporate Governance Guidelines

We have adopted a code of business conduct and ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of business conduct and ethics and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

COMPENSATION DISCUSSION AND ANALYSIS

General

In 2011, our senior management team consisted of Garland S. Tucker, Brent P.W. Burgess and Steven C. Lilly. We refer to these three officers in 2011 as our named executive officers, or NEOs. Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ compensation programs was designed to encourage and reward the following factors, among others:

•	sourcing and pursuing attractively priced investment opportunities in lower middle market privately-held companies;

•	achievement of the Company’s dividend objectives (which focuses on stability and potential growth);

•	maintaining credit quality, monitoring financial performance and ultimately managing a successful exit of the Company’s investment portfolio; and

•	development of management team and employees.

We completed our initial public offering, or IPO, in February 2007. As our first five years of operation as a publicly traded BDC have represented a period of constant development and growth for us, our Compensation Committee focuses on creating an executive compensation program that will effectively achieve our desired objectives stated above.

In May 2011, we held a stockholder advisory vote on the compensation of our NEOs, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our NEOs, with over 93% of stockholder votes cast in favor of our say-on-pay resolution.

Executive Compensation Policy

The compensation programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive and are intended to align the compensation paid to our NEOs with both our short-term and long-term objectives. The key elements of our compensation philosophy include: (i) designing compensation programs that enable us to attract and retain the best talent in the financial industries in which we compete; (ii) aligning executive compensation packages with the Company’s performance; and (iii) using long-term equity awards to align employee and stockholder interests.

As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. Triangle has received exemptive relief from the SEC that permits the company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC’s exemptive order.

Overview

Our performance-driven compensation policy consists primarily of the following three components:

•	Base salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to the Equity Incentive Plan.

Other compensation components may include contributions to our 401(k) and deferred compensation plans, and health, life, and disability insurance premiums paid by the Company.

We designed each NEO’s compensation package to appropriately reward the NEO for his contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our Compensation Committee will continue to use its judgment and experience, working in conjunction with our chief executive officer and, potentially, an independent compensation consultant, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of performance goals set by the Compensation Committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of restricted stock is awarded based on individual performance expectations set by the Compensation Committee.

Establishing Compensation Levels

Role of the Compensation Committee and Management

As set forth in the Compensation Committee Charter, our Compensation Committee’s primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The Compensation Committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the Compensation Committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers and total funds allocated for payment under the compensation plans.

Assessment of Market Data

To assess the competitiveness of our executive compensation levels, we developed a comparative group of both externally and internally managed BDCs and performed comprehensive analyses of competitive performance and compensation levels. In 2011, the internally managed comparative group included the following: Capital Southwest Corporation; Hercules Technology Growth Capital, Inc.; Kohlberg Capital Corporation; Main Street Capital Corporation; MCG Capital Corporation; and Medallion Financial Corp. However, we do not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because we believe that our primary competitors in both our business and for recruiting executives are investment banks, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys from other private sources may become available to us with regard to these private equity firms, we believe that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for us to set formal benchmarking procedures.

Our analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items we reviewed included, but were not necessarily limited to, base compensation, bonus compensation and restricted stock awards. In addition to actual levels of compensation, we also analyzed the approach other BDCs were taking with regard to their compensation practices. Items we reviewed included, but were not necessarily limited to, certain corporate and executive performance measures established to achieve total returns for stockholders and our “efficiency ratio” compared to other BDCs in our comparative group (which is calculated by taking total general and administrative expenses and dividing it by the company’s total revenue).

While each of the BDCs listed above is not comparable in size, scope and operations, the Compensation Committee believes that given the size and uniqueness of our industry, they were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives.

Assessment of Company Performance

In determining annual compensation for our NEOs, our Compensation Committee evaluates the individual performance of our NEOs as well as the Company’s overall operating performance. We believe that the alignment of (i) a company’s business plan, (ii) its stockholders expectations and (iii) its employee compensation is essential to long term business success in the interest of our stockholders and employees. We typically make three to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our investments in the debt and equity securities of our portfolio companies. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A substantial part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.

In reviewing and approving the compensation packages for our executive officers and other key employees, our Compensation Committee considers the relative achievement of the Company’s strategic and corporate objectives, executive performance factors and the individual performance of each of our NEOs. For 2011, some of the most significant company-specific performance factors considered by the Compensation Committee include:

•	total investment income;

•	total net investment income;

•	realized and unrealized gains and losses;

•	overall credit performance of the investment portfolio;

•	liquidity;

•	operating efficiency performance;

•	growth and diversification of the overall investment portfolio;

•	sustaining and growing dividends and distributions to stockholders; and

•	return on average stockholders’ equity.

Elements of Triangle’s Executive Compensation

In 2011, the compensation program was comprised primarily of the following three elements: (i) base salary, (ii) annual cash bonus and (iii) long-term equity incentive compensation. Although it does not allocate a fixed percentage of the NEO compensation packages to each of these elements, the Compensation Committee does seek to achieve an appropriate balance among these elements to incentivize our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long term.

2011 Annual Base salary

The annual base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our goals and objectives. The Compensation Committee annually reviews the base salary for each of our executive officers and determines whether or not to adjust it in its sole discretion. Increases to base salary are awarded to recognize levels of responsibilities and related individual performance, and to address changes in the external competitive market for a given position.

In establishing the 2011 base salaries of the NEOs, the Compensation Committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual and the base salary of the individual in 2010. In addition, we considered the base salaries paid to comparably situated executive officers in other BDCs and other competitive market practices. Finally, we used a compensation consultant in order to obtain an objective third party expert’s insight into our NEOs’ base salaries.

Mr. Tucker was paid an annual base salary of $355,000 as of December 31, 2011. Mr. Tucker’s base salary recognizes his overall responsibility for the Company and his continued leadership which has enabled us to achieve our historical operational and financial objectives.

Mr. Burgess was paid an annual base salary of $302,500 as of December 31, 2011. Mr. Burgess’ base salary recognizes his lead role in managing all investment activity of the Company, including marketing, structuring, closing and monitoring portfolio company investments.

Mr. Lilly was paid an annual base salary of $270,000 as of December 31, 2011. Mr. Lilly’s base salary recognizes his lead role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s base salary also reflected his service as our Company’s Chief Compliance Officer.

2011 Annual Cash Bonuses

We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. Annual cash bonuses are based on the Compensation Committee’s discretionary assessment of the Company’s and the NEO’s performance, with recommendations from the chief executive officer for NEOs other than himself.

On a quarterly basis, the Compensation Committee, together with input from our chief executive officer, approves an accrual for the annual potential cash bonus pool. The determination of the accrual amount is dependent upon the Company’s current financial outlook and executive performance contributing to achieving our corporate objectives, and is subject to the sole discretion of the Compensation Committee.

The Company paid cash bonuses to NEOs in 2012 in recognition of both corporate and individual 2011 performance. In particular, for the year ended December 31, 2011, we achieved the following financial highlights:

•	investments in 63 portfolio companies as of December 31, 2011, as compared to investments in 48 portfolio companies as of December 31, 2010;

•	total investment income of $63.4 million, representing an increase of approximately 76.1% from 2010;

•	net investment income of $40.3 million, representing an increase of approximately 100.2% from 2010;

•	net investment income per share of $2.06, representing an increase of approximately 30.4% from 2010;

•

net unrealized appreciation of investments, net of income taxes, in the amount of $6.4 million and a net realized gain on investments of $11.0 million, for a total net gain on investments of approximately $17.3 million;

•	net increase in net assets resulting from operations per share of $2.90, representing an increase of approximately 45.7% from 2010; and

•	dividends and distributions during 2011 of $1.77 per share as compared to $1.65 per share in 2010.

Mr. Tucker was paid an annual cash bonus of $555,000 for 2011, which is a $237,500 increase from his annual cash bonus for 2010. Mr. Tucker’s cash bonus reflects his overall responsibility for the Company and his continued leadership in 2011, which enabled us to achieve the majority of our operational and financial objectives.

Mr. Burgess was paid an annual cash bonus of $602,500 for 2011, which is a $327,500 increase from his annual cash bonus for 2010. Mr. Burgess’ cash bonus reflects his ability to manage the Company’s investment process, including sourcing new investments, monitoring our portfolio and guiding all of the investments we made during 2011 to a successful closing on terms we believe will be favorable to the Company.

Mr. Lilly was paid an annual cash bonus of $355,000 for 2011, which is a $105,000 increase from his annual cash bonus for 2010. Mr. Lilly’s cash bonus reflects his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer during 2011.

The Compensation Committee believes that these cash bonus awards are individually appropriate based on the Company’s 2011 performance and each individual’s contribution to the Company throughout 2011 as stated above. Such bonuses comprise a key component of the Company’s overall compensation program.

Long Term Incentive Compensation

General

Our Board of Directors adopted the Equity Incentive Plan in order to provide stock-based awards as incentive compensation to our employees and non-employee directors. Since our IPO, our Compensation

Committee has chosen to utilize shares of our restricted stock, rather than stock options or other equity-based incentive compensation, as long term incentive compensation.

We use restricted stock awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. The Compensation Committee has been delegated exclusive authority by our Board of Directors to select the persons to receive stock-based awards. At the time of each award granted to each NEO, the Compensation Committee determines the terms of the award in its sole discretion, including their performance period (or periods) and the performance objectives relating to the award.

The Equity Incentive Plan allows our Board (and Compensation Committee, after delegation of administrative duties) to grant shares of restricted stock to our employees. Each restricted stock award is for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.

2011 Restricted Stock Awards

Specific performance factors that the Compensation Committee considered in determining the granting of restricted stock in 2011 included individual employee performance objectives such as work ethic, proficiency and overall contribution to the Company during our fiscal year ended December 31, 2010. The amount of restricted stock awarded to each of our executive officers is unrelated to the number of shares we may sell below net asset value.

Mr. Tucker was awarded 32,779 shares of restricted stock in 2011, which is an increase of 1,946 shares of restricted stock from that which was granted to him in 2010. The grant date fair value of the 2011 award was $672,297. This award reflects Mr. Tucker’s leadership during 2010, which enabled us to achieve the majority of our operational and financial objectives. Mr. Tucker’s performance during this time period was vital to our Company’s success.

Mr. Burgess was awarded 28,333 shares of restricted stock in 2011, which is an increase of 1,666 shares of restricted stock from that which was granted to him in 2010. The grant date fair value of the 2011 award was $581,110. This award reflects Mr. Burgess’ leadership in implementing our investment strategy during 2010, including the expansion of our investment team, the deal sourcing of certain portfolio investments and guidance of each investment through our internal investment process from inception to closing.

Mr. Lilly was awarded 22,779 shares of restricted stock in 2011, which is an increase of 1,946 shares of restricted stock from that which was granted to him in 2010. The grant date fair value of the 2011 award was $467,197. This award reflects Mr. Lilly’s role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s restricted stock award also reflects his continued service as our Chief Compliance Officer.

Options

Since our IPO, our Compensation Committee has not utilized options to purchase our common stock as a form of compensation to our NEOs and other employees. As such, we did not grant any stock options to our employees in 2011.

Our Compensation Committee may, however, in its sole discretion (upon delegation by the Board) grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that, if granted, options will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. The “fair market value” will be defined as either (i) the closing sales price of the our common stock on the NYSE, or any other such exchange on which the shares are traded, on such date, (ii) in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (iii) in the event there is no public market for the shares on such date, the fair market value as determined, in good faith, by our Board in its sole discretion (which will in no event will be less than the net asset value of such shares of common stock on such date), and for purposes of a sale of a share of common stock as of any date, the actual sales price on that date. Some stock options granted by our Compensation Committee may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options, if granted in the future, will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to FASB ASC Topic 718.

Other Compensation Matters

401(k) Plan

We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $16,500 for the plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $5,500 for the plan year.

Deferred Compensation Plan

The Compensation Committee has adopted a nonqualified deferred compensation plan covering the Company’s executive officers and key employees. Any compensation deferred and the Company’s additional contributions, if any, will earn a return based on the returns on certain investments designated by the Compensation Committee. Participants are 100% vested in amounts deferred under the plan and the earnings thereon, and such amounts vest over a four year period.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, or the Code, limits our deduction for U.S. federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation” as defined in the Code and the Treasury Regulations thereunder. Our Compensation Committee has not established a policy for determining which forms of incentive compensation awarded to our executive officers should be designated to qualify as “performance-based compensation” for U.S. federal income tax purposes. To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the Compensation Committee has not adopted a policy that requires all compensation to be deductible. However, the Compensation Committee evaluates the effects of the compensation limits of Section 162(m) of the Code on all compensation it proposes to grant, and the Compensation Committee intends to provide all executive compensation in a manner consistent with our best interests and those of our stockholders. In 2011, none of our executive officers received compensation that would exceed the $1 million limit on deductibility under Section 162(m) of the Code.

We are seeking stockholder approval of the Cash Incentive Plan (Proposal No. 3) to allow for the payment of performance-based compensation to certain executive officers of the Company to be exempt from the deduction limits in Section 162(m) of the Code.

In awarding restricted stock awards for performance in 2011, we accounted for share-based awards under the provisions of FASB ASC Topic 718. FASB ASC Topic 718 establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Conclusion

Our compensation policies are designed to fairly compensate, retain and motivate our NEOs. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in the market in which we operate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of our Compensation Committee (Messrs. Dunwoody, Goldstein and Smith) are independent directors, and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act; (ii) is an executive officer of another entity, at which one of our executive officers serves on the Compensation Committee; or (iii) is an executive officer of another entity, at which one of our executive officers serves on the Board of Directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our executive officers. The Compensation Committee currently consists of Messrs. Dunwoody, Goldstein and Smith, all of whom are considered independent under the rules promulgated by the NYSE and are not “interested persons” of Triangle Capital Corporation, as defined in Section 2(a)(19) of the 1940 Act.

The Compensation Committee of our Board of Directors has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this proxy statement and, based on their review and discussion, has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be filed with the SEC.

The Compensation Committee:

Sherwood H. Smith, Jr., Chair

W. McComb Dunwoody

Benjamin S. Goldstein

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent specifically incorporated by reference therein.

EXECUTIVE OFFICER COMPENSATION

2011 Summary Compensation

The following table sets forth certain summary information for the years 2011, 2010 and 2009 with respect to the compensation awarded to and earned by our NEOs.

Summary Compensation Table for 2011

Name	Principal Position	Year	Base Salary	Bonus	Restricted Stock Awards(1)	All Other Compensation(2)	Total
Garland S. Tucker, III	CEO	2011	$345,625	$555,000	$672,297	$260,706	$1,833,628
		2010	$304,375	$317,500	$365,063	$165,247	$1,152,185
		2009	$265,000	$370,000	$309,913	$109,704	$1,054,617

Brent P.W. Burgess	CIO(3)	2011	$295,625	$602,500	$581,110	$216,275	$1,695,510
		2010	$266,250	$275,000	$315,737	$138,372	$995,359
		2009	$240,000	$310,000	$251,014	$ 86,018	$887,032

Steven C. Lilly	CFO	2011	$265,000	$355,000	$467,197	$186,039	$1,273,236
		2010	$247,500	$250,000	$246,663	$123,707	$867,870
		2009	$240,000	$260,000	$223,986	$ 81,637	$805,623

(1)	The amounts listed in this column reflect the grant date fair value of the restricted stock granted in 2011, in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are set forth in Note 5 — “Equity Compensation Plans” to our consolidated audited financial statements for the fiscal year ended December 31, 2011 which are included in our Annual Report which was filed with the SEC on March 7, 2012. These amounts do not represent the actual value that may be realized by the NEOs.

(2)	Includes (i) value of benefits in the form of 401(k) contributions, deferred compensation plan contributions, health, life and disability insurance premiums paid by the Company for the year and (ii) value of dividends received or earned for the year in respect of each executive officer’s unvested restricted stock awards.

(3)	“CIO” stands for Chief Investment Officer.

2011 Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to our NEOs in 2011.

Grants of Plan-Based Awards in 2011

Name	Grant Date	Stock Awards Number of Shares of Stock(1)	Grant Date Fair Value of Stock
Garland S. Tucker, III	February 4, 2011	32,779	$672,297
Brent P.W. Burgess	February 4, 2011	28,333	$581,110
Steven C. Lilly	February 4, 2011	22,779	$467,197

(1)	Consists of restricted stock which vests ratably over four years from the date of grant.

Compensation Mix

As discussed in more detail in the section of this Proxy Statement entitled “Compensation Discussion and Analysis” above, in 2011, the Company’s compensation program was comprised primarily of the following three elements: (i) base salary, (ii) annual cash bonuses and (iii) long-term equity compensation. Although it does not allocate a fixed percentage of the NEO compensation packages to each of these elements, the Compensation Committee does seek to achieve an appropriate balance among these elements to incentivize our NEOs to focus on financial and operating results in the near term and the creation of stockholder value over the long term.

In 2011, salaries comprised 18.8%, 17.4% and 20.8% of total compensation for Messrs. Tucker, Burgess and Lilly, respectively. The annual base salary of each NEO is to be determined annually at the discretion of the Compensation Committee. Moreover, in 2011, annual cash bonuses comprised 30.3%, 35.5% and 27.9% of total compensation for Messrs. Tucker, Burgess and Lilly, respectively.

Equity Incentive Plan

The restricted stock awards granted to our NEOs during 2011 that appear in the tables above and below were granted pursuant to the Equity Incentive Plan. On March 18, 2008 we received an exemptive order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Equity Incentive Plan and as otherwise set forth in the exemptive order. In 2008, our Board approved, and the stockholders voted to approve, the Equity Incentive Plan. The Equity Incentive Plan initially reserved up to 900,000 shares of our common stock for issuance. As of December 31, 2011, there were 387,485 shares available for issuance under the Equity Incentive Plan.

Participants in the Equity Incentive Plan who are employees may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. The basis of such participation is to provide incentives to our employees in order to attract and retain the services of qualified professionals.

The Equity Incentive Plan includes provisions allowing the issuance of restricted stock to all key employees consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. With respect to awards issued to our employees, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution. The Equity Incentive Plan also allows us to issue options to our key employees in the future should our Board and Compensation Committee choose to do so.

Our Board of Directors has delegated administration of the Equity Incentive Plan to our Compensation Committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the NYSE. Our Board may abolish the Compensation Committee at any time and revest in our Board the administration of the Equity Incentive Plan. Our Board administers the Equity Incentive Plan in a manner that is consistent with the applicable requirements of the NYSE and the exemptive order.

On February 4, 2011, the Board of Directors, upon recommendation of our Compensation Committee, approved grants of restricted stock awards to the Company’s executive officers as set forth above. All of these restricted shares of stock were valued at $20.51, the closing price of our common stock on the NYSE on February 4, 2011, the grant date. The restricted share awards granted to the executive officers vest ratably over four years from this grant date.

None of these shares of restricted stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the their vesting date, and, except as otherwise determined by our Board or Compensation Committee at or after the grant of each executive officer’s award of restricted stock, any of the shares which have not fully vested will be forfeited, and all rights of the executive officer to such shares shall terminate, without further obligation on the part of Triangle, unless the executive officer remains employed with us for the entire vesting period relating to the restricted stock.

In addition, in accordance with the Equity Incentive Plan and each individual award agreement, any share of the Company’s stock distributed with respect to the restricted stock reflected in the table above is subject to the same ratable vesting restrictions, terms and conditions as the restricted stock awarded to each executive officer.

2011 Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of outstanding equity awards held by each of our NEOs as of December 31, 2011.

2011 Outstanding Equity Awards at Fiscal Year End

Name	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested(1)
Garland S. Tucker, III	76,009(2)	$ 1,453,292
Brent P.W. Burgess	65,146(3)	$ 1,245,592
Steven C. Lilly	53,944(4)	$ 1,031,409

(1)	The values of the unvested common stock listed are based on a $19.12 closing price of our common stock as reported on the NYSE on December 31, 2011.

(2)	5,514 of the shares listed will vest on May 7, 2012, 14,591 of the shares listed will vest ratably on February 4 of each year until February 4, 2013, 23,125 of the shares listed will vest ratably on February 4 of each year until February 4, 2014 and 32,779 of the shares listed will vest ratably on February 4 of each year until February 4, 2015, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(3)	4,994 of the shares listed will vest on May 7, 2012, 11,818 of the shares listed will vest ratably on February 4 of each year until February 4, 2013, 20,001 of the shares listed will vest ratably on February 4 of each year until February 4, 2014 and 28,333 of the shares listed will vest ratably on February 4 of each year until February 4, 2015, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.
(4)	4,994 of the shares listed will vest on May 7, 2012, 10,546 of the shares listed will vest ratably on February 4 of each year until February 4, 2013, 15,625 of the shares listed will vest ratably on February 4 of each year until February 4, 2014 and 22,779 of the shares listed will vest ratably on February 4 of each year until February 4, 2015, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

2011 Option Exercises and Stock Vested

The following table summarizes the number of shares of common stock and the value of those shares that vested in 2011 that were awarded to our NEOs.

2011 Option Exercises and Stock Vested

	Stock Awards
NEO	Number of Shares Acquired on Vesting	Value Realized on Vesting
Garland S. Tucker, III	7,296	$149,641	(1)
	7,708	$158,091	(1)
	5,513	$103,644	(2)
Brent P.W. Burgess	5,909	$121,194	(1)
	6,666	$136,720	(1)
	4,993	$93,868	(2)
Steven C. Lilly	5,273	$108,149	(1)
	5,208	$106,816	(1)
	4,993	$93,868	(2)

(1)	Based on the closing market price of our common stock of $20.51, as reported on the NYSE on February 4, 2011.

(2)	Based on the closing market price of our common stock of $18.80, as reported on the NYSE on May 9, 2011.

Nonqualified Deferred Compensation for 2011

The following table sets forth information concerning compensation earned by our NEO’s for 2011 under the Company’s Executive Deferred Compensation Plan.

Name	Executive Contributions In 2011 ($)(1)	Registrant Contributions For 2011 ($)(2)	Aggregate Earnings In 2011 ($)	Aggregate Withdrawals/ Distributions In 2011 ($)	Aggregate Balance at 12/31/2011 ($)
Garland S. Tucker, III	—	$63,921	—	—	$63,921
Brent P.W. Burgess	—	$51,402	—	—	$51,402
Steven C. Lilly	—	$43,020	—	—	$43,020

(1)	No executive contributions were made during 2011.

(2)	Represents amounts earned for 2011 and contributed to the Executive Deferred Compensation Plan in 2012. All of the amounts shown in this column are also reported in the “All Other Compensation” column of the Summary Compensation Table for 2011.

During the first quarter of 2012, the Compensation Committee of the Board of Directors approved the Company’s adoption of a non-qualified deferred compensation plan for certain senior executive officers and key employees, including the NEOs (the “Executive Deferred Compensation Plan”). The Executive Deferred Compensation Plan is an unfunded plan maintained for the purpose of providing participating executives with additional deferred compensation. Pursuant to the Executive Deferred Compensation Plan, the Company will contribute certain amounts for the benefit of the participating executives from time to time. In the future, the Company may allow participating executives to elect to contribute on a pre-tax basis up to 50% of their base salary and up to 100% of their cash bonus. The Company may elect to match a portion of such contributions. Contributions to the Executive Deferred Compensation Plan will earn a fixed rate of return. This rate of return is currently determined to equal the rate of return of a hypothetical investment in a mutual fund providing a return equal to the S&P Total Return Index. Participants will be 100% vested in any elective deferrals, and will vest in any Company contributions ratably over four years from the date of the relevant contribution. Distributions to participants are generally payable upon termination of employment.

Potential Payments upon Termination or Change in Control

This section describes and quantifies the estimated compensation payments and benefits that would be paid to our NEOs upon the occurrence of each of the following triggering events:

•	termination upon death or disability (as defined in the Equity Incentive Plan);

•	occurrence of a change in control in the Company (as defined in the Equity Incentive Plan).

Effective February 2009, as a result of the determination by our Compensation Committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with the Company. The information below describes those limited instances in which our NEOs would be entitled to payments or other benefits following a termination of employment and/or upon a change in control of Triangle without employment agreements. Our NEOs are “at will” employees and, except as otherwise described below, they are only entitled to payment of accrued salary and vacation time, on the same terms as provided to our other employees, upon any resignation, retirement or termination of employment, with or without cause. Except as otherwise noted below, the calculations below do not include any estimated payments for those benefits that we generally make available on the same terms to our full-time, non-executive employees.

The estimated payments below are calculated based on compensation arrangements in effect as of December 31, 2011 and assume that the triggering event occurred on such date. The estimated benefit amounts are based on a common stock price of $19.12, which was the closing price per share of our common stock on the NYSE on December 31, 2011 and these amounts could be paid lump sum by us should the triggering event occur below. Our estimates of potential benefits are further based on the additional assumptions specifically set forth in the table below. Although these calculations are intended to provide reasonable estimates of potential compensation benefits, the estimated benefit amounts may differ from the actual amount that any individual would receive upon termination or the costs to Triangle associated with continuing certain benefits following termination of employment.

Stock Awards

	Termination For Cause		Termination from Death, from Disability or Occurrence of Change in Control
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Garland S. Tucker, III	—	—	76,009	$1,453,292
Brent P.W. Burgess	—	—	65,146	$1,245,592
Steven C. Lilly	—	—	53,944	$1,031,409

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 1, 2012, the record date, by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of March 1, 2012, we are not aware of any 5% beneficial owners of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that is currently exercisable or exercisable within 60 days of March 1, 2012. Percentage of beneficial ownership is based on 27,210,434 shares of common stock outstanding as of March 1, 2012. The business address of each person below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)(4)
Executive Officers
Garland S. Tucker, III	242,627	(5)	*	over $100,000
Brent P.W. Burgess	223,348	(6)	*	over $100,000
Steven C. Lilly	159,682	(7)	*	over $100,000
Independent Directors
W. McComb Dunwoody	143,678	(8)	*	over $100,000
Mark M. Gambill	4,253	(9)	*	$50,001 – $100,000
Benjamin S. Goldstein	22,618	(10)	*	over $100,000
Simon B. Rich, Jr.	43,374	(11)	*	over $100,000
Sherwood H. Smith, Jr.	75,398	(12)	*	over $100,000
All directors and executive officers as a group	914,978		3.4%	over $100,000

*	Less than 1.0%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)	Based on a total of 27,210,434 shares issued and outstanding as of March 1, 2012.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(4)	The dollar range of equity securities beneficially owned is based on a stock price of $19.51 per share as of March 1, 2012.

(5)	Includes 97,549 shares of restricted stock and 35,919 shares held by Mr. Tucker’s wife.

(6)	Includes 85,224 shares of restricted stock.

(7)	Includes 67,769 shares of restricted stock.

(8)	Includes 1,679 shares of restricted stock.

(9)	Includes 1,679 shares of restricted stock.

(10)	Includes 1,679 shares of restricted stock.

(11)	Includes 1,679 shares of restricted stock, 5,250 shares held by Mr. Rich’s wife and 525 shares held by Rich Farms, Inc.

(12)	Includes 1,679 shares of restricted stock and 32,109 shares held by Mr. Smith’s wife.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, the NYSE and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year 2011 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied except for late Form 4 filings relating to grants of restricted common stock on May 4, 2011 pursuant to the Equity Incentive Plan to each of Simon B. Rich, Mark M. Gambill, Benjamin S. Goldstein, Sherwood H. Smith, Jr. and W. McComb Dunwoody.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions Policy and Procedure

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain related persons of the Company. As a BDC, the Company is prohibited by the 1940 Act from participating in transactions with any persons affiliated with the BDC, including, officers, directors, and employees of the BDC and any person controlling or under common control with the BDC, or its affiliates, absent an exemptive order from the SEC.

In order to ensure that the Company does not engage in any prohibited transactions with any persons affiliated with Company, the Company has implemented the following procedures:

•

The Company’s investment committee will distribute (via email) to the chief compliance officer and chief executive officer information memoranda for all transactions for which non-binding term sheets have been issued.

•	The chief compliance officer and/or chief executive officer will then distribute (via email) such non-binding term sheets to our list of affiliated persons.

•	Next, the chief compliance officer and/or chief executive officer will distribute (via email) the written requirements of Section 57 of the 1940 Act to the Company’s affiliated persons.

•

Finally, the chief compliance officer and/or chief executive officer will request that the affiliated persons (i) review the information memoranda, (ii) review the requirements of Section 57 of the 1940 Act, (iii) determine whether there is a related party conflict as to themselves and (iv) if such a related party conflict exists, the applicable affiliated person must communicate such conflict with the chief compliance officer and/or chief executive officer as soon as reasonably possible.

•

The chief compliance officer will review all affiliated transactions before they occur and make a recommendation to the Board regarding whether the transactions comply with all applicable rules and regulations. The chief compliance officer will also review the Board minutes to ensure that any approval by the Board of an affiliated transaction is made upon the requisite legal basis.

•

The chief compliance officer will review all affiliated transactions after they occur to verify that they comply with the proposed terms and all applicable regulations. The chief compliance officer will notify the Board should any affiliated transaction occur without proper approval or with terms different than those approved. The Board will have the discretion to reverse the transaction or require the affiliated party to reimburse any detriment suffered by the Company as a result of such transaction.

In addition, the Company’s code of business conduct and ethics, which has been approved by the Board of Directors and acknowledged in writing by all employees, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of business conduct and ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer.

The Nominating and Corporate Governance Committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to corporate governance. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board of Directors.

Certain Transactions With or Involving Related Persons

During 2011, we did not enter into any transactions with related persons that would be required to be disclosed under this caption pursuant to Item 404(a) of Regulation S-K. For additional information regarding the amount of common stock owned by members of management, see “Security Ownership of Certain Beneficial Owners and Management.”

AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors operates under a written charter adopted by the Board of Directors, which is available on our website at the following URL: http://ir.tcap.com. The Audit Committee is currently comprised of Messrs. Goldstein, Rich and Smith.

The Audit Committee assists the Board of Directors in its oversight of the Company’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. Each of the members of the Audit Committee qualifies as an “independent” director in accordance with NYSE listing standards, SEC rules and our Corporate Governance Guidelines.

In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and Ernst & Young LLP.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditor. The Audit Committee regularly meets in separate, private executive sessions with certain members of senior management and Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended or superseded. The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such services, by Ernst & Young LLP are compatible with Ernst & Young LLP maintaining its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The Audit Committee has selected and the Board of Directors has approved the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2012.

The Audit Committee

Benjamin S. Goldstein, Chair
Simon B. Rich, Jr.
Sherwood H. Smith, Jr.

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Ernst & Young LLP also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions.

Independent Registered Public Accounting Firm’s Fees

We have paid or expect to pay the following fees to Ernst & Young LLP for work performed in 2010 and 2011 or attributable to the audit of our 2010 and 2011 financial statements:

	Fiscal Year Ended December 31, 2010		Fiscal Year Ended December 31, 2011
Audit Fees	$440,500	(1)		$567,538	(2)
Audit Related Fees	$—		$
Tax Fees	$68,300			$49,300
Other Fees	$—			$—

TOTAL FEES	$508,800			$616,838

(1)	Includes approximately $73,500 in audit fees related to our public offering of common stock which closed in 2010.

(2)	Includes approximately $186,665 in audit fees related to our two public offerings of common stock which closed in 2011 and our universal shelf registration statement on Form N-2 which became effective in 2011.

Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit Related Fees.     Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees.     Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees.     Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.

During 2010 and 2011, 100% of our audit fees and tax fees associated with our independent registered public accounting firm were approved by our Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the

Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management. During 2010 and 2011, 100% of our fees associated with our independent registered public accounting firm were pre-approved by our Audit Committee in accordance with its pre-approval policy.

PROPOSAL NO. 2

APPROVAL TO SELL SHARES OF COMMON STOCK OR WARRANTS, OPTIONS OR RIGHTS TO

ACQUIRE COMMON STOCK BELOW NET ASSET VALUE (BOOK VALUE)

The Company is a closed-end investment company that has elected to be treated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock or warrants, options or rights to acquire its common stock at a price below the current net asset value (i.e., book value) per share of such stock, with certain exceptions. One such exception would permit the Company to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share if its stockholders approve such a sale and the Company’s directors make certain determinations. Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock or warrants, options or rights to acquire its common stock, sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below its then current net asset value per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the anniversary of the date of this Annual Meeting or the date of the Company’s 2013 Annual Meeting of Stockholders, which is expected to be held in May 2013.

Generally, equity securities sold in public securities offerings are priced based on public market prices quoted on exchanges such as NYSE, rather than net asset value, or book value, per share. Since the Company’s IPO, at times the Company’s common stock has traded above its net asset value per share, and at times the Company’s common stock has traded below its net asset value per share. Of the Company’s seven follow-on equity offerings completed since its IPO, only two were priced below the then current net asset value per share (both during 2009). At each of the Company’s 2008, 2009, 2010 and 2011 Annual Meetings of Stockholders, the Company requested and received approval from its stockholders to sell its stock at a price per share below net asset value under certain circumstances. Like last year, the Company is again seeking the approval of a majority of its common stockholders of record to offer and sell shares of its common stock or warrants, options or rights to acquire its common stock at prices that, net of underwriting discount or commissions, may be less than net asset value so as to permit the flexibility in pricing that market conditions may require.

Reasons to Offer Common Stock or Warrants, Options or Rights to Acquire Common Stock Below Net Asset Value

We believe that market conditions will continue to provide opportunities to invest new capital at potentially attractive returns. During 2008 through much of 2011, U.S. credit markets, including many lending institutions, experienced significant difficulties resulting in large part from the default in payments on sub-prime residential mortgages, the re-pricing of credit risk in the broadly syndicated bank loan market, recent U.S. debt ceiling and budget deficit concerns and concerns generally about the decline in the U.S. economy and signs of deteriorating sovereign debt conditions in Europe. This contributed to significant stock price volatility for capital providers such as our Company and has made access to capital more challenging for many smaller businesses. However, the change in credit market conditions also has had beneficial effects for capital providers like us because small businesses are sometimes selling for lower prices, in certain circumstances, willing to pay higher interest rates and generally are accepting contractual terms that we believe are favorable to us. Accordingly, for firms that continue to have access to capital, we believe that the current environment could provide investment opportunities on more favorable terms than have been available in recent periods. Our ability to take advantage of these opportunities, however, is dependent upon our access to equity capital.

As a BDC and regulated investment company, or RIC, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires the Company to finance its investments with at least as much equity as debt in the aggregate.

To continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

Since the Company’s IPO in 2007, the Company’s common stock has traded both at a premium and at a discount in relation to its net asset value, which is the equivalent of “book value,” rather than market or publicly-traded value. The possibility that shares of our common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether any shares of our common stock issued in the future will trade at, above, or below net asset value. The following table, reflecting the entire public trading history of our common stock since our IPO, lists the high and low sales prices for our common stock, and the sales prices as percentages of net asset values. On March 1, 2012, the record date, the last reported closing sale price of our common stock on the NYSE was $19.51.

	Net Asset Value(1)	Sales Price		Premium of High Sales Price to Net Asset Value(2)	Discount of Low Sales Price to Net Asset Value(2)
		High	Low
Year ended December 31, 2007
First Quarter	$13.57	$16.00	$13.45	117.9%	99.1%
Second Quarter	$13.75	$15.79	$13.58	114.8%	98.8%
Third Quarter	$13.99	$14.99	$11.95	107.1%	85.4%
Fourth Quarter	$13.74	$14.50	$10.75	105.5%	78.2%
Year ended December 31, 2008
First Quarter	$13.85	$13.40	$12.94	96.8%	93.4%
Second Quarter	$13.73	$12.25	$11.85	89.2%	86.3%
Third Quarter	$13.76	$13.75	$9.91	99.9%	72.0%
Fourth Quarter	$13.22	$13.18	$4.00	99.7%	30.3%
Year ended December 31, 2009
First Quarter	$12.46	$12.92	$5.21	103.7%	41.8%
Second Quarter	$11.31	$12.38	$7.50	109.5%	66.3%
Third Quarter	$10.60	$12.77	$10.26	120.5%	96.8%
Fourth Quarter	$11.03	$13.28	$10.95	120.4%	99.3%
Year ended December 31, 2010
First Quarter	$10.87	$14.53	$11.45	133.7%	105.3%
Second Quarter	$11.08	$16.38	$12.16	147.8%	109.7%
Third Quarter	$11.99	$16.81	$14.06	140.2%	117.3%
Fourth Quarter	$12.09	$20.97	$15.90	173.4%	131.5%
Year ended December 31, 2011
First Quarter	$13.42	$20.93	$16.23	156%	121%
Second Quarter	$13.79	$19.27	$17.37	140%	126%
Third Quarter	$14.59	$19.14	$14.75	131%	101%
Fourth Quarter	$14.68	$19.37	$13.62	132%	93%
Year ended December 31, 2012
First Quarter (through March 1, 2012)	*	$20.23	$18.83	*	*

*	Net asset value has not yet been calculated for this period

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

The unprecedented nature of the recent credit market dislocation and uncertainty surrounding the U.S. economy led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, the Company’s common stock may periodically trade below its net asset value, which is not uncommon for BDCs like the Company. As noted above, however, the recent market uncertainties have created, and we believe will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase net asset value over the longer-term, even if financed with the issuance of common stock or warrants, options or rights to acquire common stock below net asset value, although there is no assurance that this will occur. While we had the ability to sell shares common stock and warrants, options or rights to acquire common stock below net asset value during the 2011 fiscal year, we conducted two public offerings of our common stock during 2011, which we priced above net asset value and did not issue any other securities below net asset value. The Company expects that it will be periodically presented with attractive opportunities that require the Company to make an investment commitment quickly. The Company may be unable to capitalize on investment opportunities presented to it unless it is able to quickly raise capital. Stockholder approval of the proposal to sell shares of common stock or warrants, options or rights to acquire common stock below net asset value subject to the conditions detailed below will provide the Company with the flexibility to invest in such opportunities.

The Board of Directors believes that having the flexibility to issue its common stock or warrants, options or rights to acquire its common stock below net asset value in certain instances is in the best interests of stockholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell, and such sales could occur at times that are disadvantageous to sell.

Conditions to Sales Below Net Asset Value

If this proposal is approved, the Company will only sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below net asset value per share if the following conditions are met:

•

a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its stockholders; and

•

a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

As a stockholder, you should also be aware that no conflict of interest exists as to any entity affiliated with the Company such that any such entity would receive fees as a direct result of assets under management increasing from any sale of the Company’s common stock or warrants, options or rights to acquire its common stock at a price per share below net asset value. As an internally managed BDC, we do not pay asset management fees to third party investment advisors.

Finally, in determining whether or not to sell additional shares of the Company’s common stock or warrants, options or rights to acquire its common stock at a price below the net asset value per share, the Board of Directors will be obligated to act in the best interests of the Company and its stockholders.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the dilutive effect of the issuance of shares of the Company’s common stock or warrants, options or rights to acquire its common stock at less than net asset value per share on the net asset value per outstanding share of common stock. Any sale of common stock or warrants, options or rights to acquire common stock at a price below net asset value would result in an immediate dilution to existing common stockholders. Since under this proposal shares of the Company’s common stock or warrants, options or rights to acquire its common stock could be issued at a price that is substantially below the net asset value per share, the dilution could be substantial. This dilution would include reduction in the net asset value per share as a result of the issuance of shares or warrants, options or rights to acquire common stock at a price below the net asset value per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. If this Proposal No. 2 is approved, the Board of Directors of the Company may, consistent with its fiduciary duties, approve the sale of the Company’s common stock or warrants, options or rights to acquire its common stock at any discount to its then-current net asset value per share; however, the Board will consider the potential dilutive effect of the issuance of shares of common stock or warrants, options or rights to acquire common stock at a price below the net asset value per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its stockholders in doing so.

The 1940 Act establishes a connection between common share sale price and net asset value because, when shares of common stock or warrants, options or rights to acquire common stock are sold at a sale price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value.”

Finally, any sale of substantial amounts of our common stock or other securities in the open market may adversely affect the market price of our common stock and may adversely affect our ability to obtain future financing in the capital markets. In addition, future sales of our common stock to the public may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event we were to continue to sell our common stock at prices below net value for sustained periods of time, such offerings may result in sustained discounts in the marketplace.

Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value). The acronym “NAV” stands for “net asset value.”

		Example 1 5% Offering at 5% Discount		Example 1 10% Offering at 10% Discount		Example 1 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%

Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Required Vote

Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company.

For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less. Abstentions will have the effect of a vote against this proposal.

The Board of Directors recommends a vote “FOR” the proposal to authorize the Company to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share.

PROPOSAL NO. 3

APPROVAL OF THE TRIANGLE CAPITAL CORPORATION

2012 CASH INCENTIVE PLAN

We are seeking stockholder approval of the Triangle Capital Corporation 2012 Cash Incentive Plan, or the Cash Incentive Plan, to allow for the payment of performance-based compensation to certain executive officers of the Company to be exempt from the deduction limitation contained in Section 162(m) of the Code. The Cash Incentive Plan, if approved by the stockholders, will govern the payment of annual bonuses with respect to participating employees.

A copy of the Cash Incentive Plan, as approved by our Board of Directors on March 7, 2012, is attached to this Proxy Statement as Appendix A. The following summary of the Cash Incentive Plan does not purport to be complete and is qualified by reference to the Cash Incentive Plan itself.

Administration

The Cash Incentive Plan is administered by our Compensation Committee, or such other committee as may be designated by the Board of Directors. The Compensation Committee is authorized to interpret the Cash Incentive Plan, to establish, amend and rescind any rules and regulations relating to the Cash Incentive Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Cash Incentive Plan. Any decision of the Compensation Committee is final, conclusive and binding.

Eligibility and Participation

The Cash Incentive Plan authorizes the Compensation Committee to select the employees to be granted awards under the Cash Incentive Plan, which may be any employee of the Company (or its wholly-owned subsidiaries), including the Company’s executive officers. The number of eligible participants in the Cash Incentive Plan will vary from year to year at the discretion of the Compensation Committee. As of December 31, 2011, we employed nineteen individuals, including investment and portfolio management professionals, operations professionals and administrative staff. Currently, the Compensation Committee expects to grant awards under the Cash Incentive Plan only to executive officers; for fiscal 2012, there are three executive officers expected to participate in the Cash Incentive Plan.

Awards

Each year the Compensation Committee will establish award opportunities and performance targets for participants in the Cash Incentive Plan. The performance goals and payout formulas need not be the same for each participant. The Compensation Committee will also designate one or more performance periods, which may be based on a fiscal year or any other period designated by the committee. The maximum amount payable to any Covered Officer (as defined in the Cash Incentive Plan) for any calendar year under the Cash Incentive Plan shall be $3,000,000.

Following the close of a performance period, the Compensation Committee will evaluate the Company’s actual performance against the performance targets to determine the actual bonus to be paid under the Cash Incentive Plan. Participants must achieve the performance goals established by the Compensation Committee in order to receive an award under the Cash Incentive Plan.

Performance Goals

The performance goals are based solely on one or more of the following criteria: total investment income; net investment income; net investment income per share; realized and unrealized gains and losses; net increase in net assets resulting from operations per share; overall credit performance of the investment portfolio; liquidity;

operating efficiency performance; growth and diversification of the overall investment portfolio; sustaining and growing dividends and distributions to stockholders; return on average stockholders’ equity; and net asset value. In addition, to the extent consistent with Section 162(m) of the Code, the performance goals may be calculated without regard to certain extraordinary or other pre-determined items.

Certification

No awards will be paid for a performance period until the Compensation Committee has certified in writing whether the applicable performance goals have been met. The Compensation Committee retains the discretion to adjust any award payable to a participant; provided that, with respect to any Covered Officer (as defined in the Cash Incentive Plan), the Compensation Committee may exercise discretion only to reduce the amount otherwise payable to any Covered Officer.

Payment

The award payable as determined by the Compensation Committee must be paid after the end of the performance period. Except as the Compensation Committee may otherwise determine in its discretion, termination of a participant’s employment prior to the end of the performance period will result in the forfeiture of the award by the participant.

Amendment or Termination

The Compensation Committee may amend, alter or discontinue the Cash Incentive Plan at any time without stockholder approval, except if stockholder approval is required for payments that are made under the Cash Incentive Plan to qualify for treatment as performance-based compensation under Section 162(m) of the Code. No amendment, alteration or discontinuation may be made which would impair any of the rights or obligations under any award previously granted to a participant without that participant’s consent. No consent is required, however, for the Compensation Committee to amend the Cash Incentive Plan in such manner as it deems necessary to permit the granting of awards under the Cash Incentive Plan to meet the requirements of any applicable law, rule or regulation.

Federal Income Tax Consequences

Payments made under the Cash Incentive Plan will be taxable to the recipients when paid (unless the award otherwise becomes subject to taxation under the Code), and the Company or the subsidiary of the Company which employs the recipient will generally be entitled to a federal income tax deduction in the calendar year for which the amount is paid.

Plan Benefits

The following table sets forth the target awards that each of the following is eligible to receive under the Cash Incentive Plan for fiscal 2012.

Name and Position	Dollar Value ($)
Garland S. Tucker, III, CEO	Not determinable(1)
Brent P.W. Burgess, CIO	Not determinable(1)
Steven C. Lilly, CFO	Not determinable(1)
All current executive officers as a group (three people)	Not determinable(1)
All current directors who are not executive officers as a group	Not applicable(2)
All employees, including all current officers who are not executive officers, as a group (none)	—(3)

(1)

As described above, the Cash Incentive Plan provides a maximum payment of $3,000,000 to each Covered Officer (as defined in the Cash Incentive Plan) for any year. The Company intends that the annual bonuses historically paid to its executive officers shall be paid pursuant to the Cash Incentive Plan in order to meet certain requirements of Section 162(m) of the Code. Thus, the benefits that would have been paid to each of the following in fiscal 2011 if the Cash Incentive Plan had been in effect are as follows:

Name and Position	Amount that would have been paid in 2011($)
Garland S. Tucker III, CEO	$555,000
Brent P.W. Burgess, CIO	$602,500
Steven C. Lilly, CFO	$355,000
All current executive officers as a group (three people)	$1,512,500

(2)	Only employees of the Company are eligible to participate in the Cash Incentive Plan.

(3)	For fiscal 2012, only three executive officers have been designated by the Compensation Committee to participate in the Cash Incentive Plan.

The Board of Directors recommends that the stockholders vote “FOR” the approval of the Cash Incentive Plan. Approval of the Cash Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal.

PROPOSAL NO. 4

APPROVAL TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF OUR

COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2007

EQUITY INCENTIVE PLAN

Background and Purpose. Following the adoption of Triangle’s 2007 Equity Incentive Plan in 2007, we filed a request with the SEC the same year for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Amended and Restated 2007 Equity Incentive Plan, or the Equity Incentive Plan, and to recommend approval of the Equity Incentive Plan by our stockholders, subject to an order from the SEC granting exemptive relief. On March 18, 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors, subject to the conditions set forth in the order as discussed below. At the 2008 Annual Stockholders Meeting our stockholders voted to approve the Equity Incentive Plan under which up to 900,000 shares of our common stock are reserved for issuance, representing approximately 3.3% of the 27,210,434 outstanding shares of common stock as of March 1, 2012, on a fully-diluted basis. As a BDC, we are permitted to allocate up to 25% of our total outstanding shares to our equity incentive plans.

Participants in the Equity Incentive Plan who are employees and employee directors may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Proposed Amendment. Our Board of Directors is submitting to the stockholders for approval a proposal to increase the number of shares of common stock authorized for issuance under the Equity Incentive Plan by 1,500,000 shares. The total number of shares currently reserved for issuance under the Equity Incentive Plan is 900,000 shares, of which 693,223 shares (on a net basis) have been issued since the adoption of the Equity Incentive Plan in May 2008. Upon approval, the total number of shares available for issuance under the Equity Incentive Plan will be 1,706,777 shares, representing approximately 6.3% of the 27,210,434 outstanding shares of our common stock as of March 1, 2012 on a fully-diluted basis. Our Board believes that the approval of this amendment is essential to continue our long-term stability and financial success by attracting, motivating and retaining qualified employees through the use of stock incentives.

We believe that increasing the number of shares of common stock available for issuance under the Equity Incentive Plan by 1,500,000 shares is reasonable and appropriate and achieves our competitive compensation objectives without compromising stockholder value. When determining whether it should approve and recommend to stockholders to approve an increase in the number of shares available under the Equity Incentive Plan, our Board of Directors considered the effectiveness of awarding shares under the Equity Incentive Plan to attract and retain qualified employees, officers and directors, and also considered the stockholders’ advisory approval of the Company’s compensation practices at the 2011 Annual Meeting of Stockholders. After considering these factors, our Board of Directors recommends the adoption of the proposal to increase the number of shares authorized for issuance under the Equity Incentive Plan by 1,500,000 shares, which, together with the 206,777 shares that are authorized and unissued under the Equity Incentive Plan, represent approximately 6.3% of the outstanding shares of our common stock on a fully-diluted basis as of March 1, 2012.

The following is a summary of the material features of the Equity Incentive Plan will be in effect following approval by the stockholders. It may not contain all of the information important to you. This summary is qualified in its entirety by reference to the complete text of the Equity Incentive Plan. You are encouraged to read the entire Equity Incentive Plan as proposed to be amended, a copy of which appears as Appendix B to this proxy statement. The only revisions to the Equity Incentive Plan are to increase the number of shares authorized for issuance by 1,500,000 shares of common stock and to update references of Nasdaq to NYSE because our common stock began trading on the NYSE in December 2010.

Effective Date.    If adopted by stockholders, the increase in the number of shares authorized under the Equity Incentive Plan will become effective immediately.

Purpose and Effect of Increasing the Number of Shares Authorized for Issuance Under the Equity Incentive Plan.    Increasing the number of shares authorized for issuance under the Equity Incentive Plan will allow our Board of Directors, as it deems advisable and in the best interests of stockholders, to continue the issuance of restricted stock to all key employees and directors. As of March 1, 2012, the record date, approximately fourteen individuals are eligible to participate in the Equity Incentive Plan, including our five non-employee directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. Increasing the number of shares authorized for issuance under the Equity Incentive Plan will also continue to allow us to issue options to our employees, although we have never issued options to our employees under the Equity Incentive Plan. We may not issue any options to our non-employee directors under the Equity Incentive Plan unless and until we receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so.

Participation.    Upon stockholder approval, the Equity Incentive Plan will authorize an additional 1,500,000 shares of our common stock to be issued. Participants in the Equity Incentive Plan, or the Participants, who are employees and employee directors may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below under “Restricted Stock Awards to Non-Employee Directors.” The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options.    Options granted under the Equity Incentive Plan, or the Options, entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Equity Incentive Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

Restricted Stock Awards to Employees.    The Equity Incentive Plan permits the issuance of restricted stock to employees consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth therein. With respect to awards issued to our employees and officers, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

Restricted Stock Awards to Non-Employee Directors.    The Equity Incentive Plan provides that our non-employee directors will each receive an automatic grant of shares of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse one year from the grant date. The number of shares granted to each non-employee director will be the equivalent of $30,000 worth of shares taken at the market value at the close of the NYSE on the date of grant. The grants of restricted stock to non-employee directors under the Equity Incentive Plan will be automatic and will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

Limitations on Awards.    On March 18, 2008, the SEC granted an order for exemptive relief that authorizes the Company to issue restricted shares of our common stock to our employees and non-employee directors, which we refer to as the Order, subject to stockholder approval, which we received at our 2008 Annual Meeting of Stockholders. Awards under the Equity Incentive Plan will continue to comply with all aspects of the Order, including the following:

•

The total number of shares that may be outstanding as restricted shares under the Equity Incentive Plan may not exceed 10% of the total number of the Company’s shares of common stock authorized and outstanding at any time.

•	No one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the Equity Incentive Plan.

•

The amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Equity Incentive Plan, at the time of issuance shall not exceed 25% of our outstanding voting securities.

•

Notwithstanding the immediately preceding limitation, if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors, officers and employees, together with any restricted stock issued pursuant to the Equity Incentive Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Equity Incentive Plan, at the time of issuance shall not exceed 20% of our outstanding voting securities.

•	An employee participating in the Equity Incentive Plan may not receive options to purchase in excess of 100,000 shares of the Company’s common stock in any single calendar year.

Transfer/Termination Date.    Unless sooner terminated by the Board, the Equity Incentive Plan will terminate on May 7, 2018, the tenth anniversary of the adoption of the Equity Incentive Plan, and no additional awards may be made under the Equity Incentive Plan after that date. The Equity Incentive Plan provides that all awards granted under such plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to the Company.

Our Board of Directors may further modify, revise or terminate the Equity Incentive Plan at any time and from time to time, subject to the terms of (a) the Order, (b) our charter and Bylaws and (c) applicable law. Our Board of Directors will seek stockholder approval of any action modifying a provision of the Equity Incentive Plan when it is determined that such stockholder approval is required under the provisions of applicable law, our charter or Bylaws or the Order.

Administration.    Our Board of Directors administers the Equity Incentive Plan and has the authority, subject to the provisions of the Equity Incentive Plan, to determine who will receive awards under the Equity Incentive Plan and the terms of such awards. Our Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards; provided, however, that the exercise price of options granted under the Equity Incentive Plan will not be adjusted unless we first receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so.

The Board may delegate administration of the Equity Incentive Plan to a committee or committees of three or more members of the Board. If administration is delegated to such a committee, the committee shall have, in connection with the administration of the Equity Incentive Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise. The Board may abolish the committee at any time and revest in the Board the administration of the Equity Incentive Plan.

In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events, which events we refer to as a “change in control,” all or a portion of the award will vest, become immediately exercisable or payable and have all restrictions lifted upon a change in control, unless otherwise specified in the award agreement.

Plan Benefits.    Awards under the Equity Incentive Plan will continue to be granted to our Board of Directors, executive officers and other employees as determined by our Board at the time of each issuance. Our Board of Directors continues to expect to grant awards, consistent with its practice since the adoption of the Equity Incentive Plan in May of 2008. The following awards of restricted stock were made in 2011 under our Equity Incentive Plan:

Name	Dollar Value of Options(1)	Dollar Value of Restricted Stock(2)
Garland S. Tucker, III(3)	—	$672,297
Brent P.W. Burgess(3)	—	$581,110
Steven C. Lilly(3)	—	$467,197
W. McComb Dunwoody	—	$30,000
Mark M. Gambill	—	$30,000
Benjamin S. Goldstein	—	$30,000
Simon B. Rich, Jr.	—	$30,000
Sherwood M. Smith, Jr.	—	$30,000
Executive Group(3)	—	$1,720,604
Non-Executive Director Group	—	$150,000
Non-Executive Officer Employee Group(3)	—	$1,412,893

(1)	The number of options that will be granted to our employees, including executive officers, is not determinable as our Board has absolute discretion in making such grants. Options will not be granted to non-employee directors under the Equity Incentive Plan unless prior exemptive relief has been received from the SEC.

(2)	The number of shares granted to each non-employee director will be the equivalent of $30,000 worth of shares taken at the market value at the close of the exchange on the grant date.

(3)	The numbers reported represent the amount of restricted stock awarded to each employee during the year ended December 31, 2011. No options have been awarded since the adoption of the Original Plan. The number of options and/or restricted stock that will be granted to our employees in the future, including executive officers, is not determinable as our Board has absolute discretion in making such grants.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information regarding the number of shares of restricted stock authorized and available under the Equity Incentive Plan as of December 31, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	—	—	387,485	(2)
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	387,485

(1)	The Equity Incentive Plan is the only equity compensation plan currently utilized by the Company.

(2)	The Equity Incentive Plan as currently in effect authorizes the issuance of up to 900,000 shares of common stock, of which 206,777 shares remain authorized and unissued. Our Board of Directors approved the amendment to increase the number of shares authorized for issuance under the Equity Incentive Plan by 1,500,000 shares; however this amendment to the Equity Incentive Plan has not been approved by our stockholders. An additional 1,500,000 shares of common stock, if approved, will be available for issuance under the Equity Incentive Plan. The Company intends to file with the SEC a registration statement on Form S-8 to register the additional 1,500,000 shares of its common stock under the Equity Incentive Plan. Our stockholders may incur, either directly or indirectly, fees associated with the registration of any restricted stock granted under the Equity Incentive Plan.

U.S. Federal Income Tax Consequences.    No taxable income is recognized by a Participant of the Equity Incentive Plan upon receipt of an award of common stock. However, a Participant under the Equity Incentive Plan will incur taxable income based on the fair market value of our common stock when the forfeiture provisions on his or her award, or any portion thereof, lapse. Such taxable income will generally be recognized as ordinary income. A Participant may pay for such taxable income incurred by surrendering shares of common stock to the Company. The Order allows us to repurchase our shares of common stock pursuant to such tax settlement.

The Participant under the Equity Incentive Plan may, however, elect under Section 83(b) of the Code to include as ordinary income in the year he or she receives an award the fair market value of the award on the date of issuance. If the Section 83(b) election is made, the Participant will not recognize any additional income as and when the forfeiture provisions lapse.

The Board of Directors recommends a vote “FOR” increasing the maximum aggregate number of shares of our common stock available for issuance under the Equity Incentive Plan.

Required Vote. The affirmative vote of a majority of the votes cast on the proposal is required for the approval of Proposal No. 4, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on Proposal No. 4. For purposes of the vote on Proposal No. 4, abstentions will have the same effect as votes against the proposal unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes in which event abstentions will not have any effect on the result of the vote. In the event such approval is not obtained, the Equity Incentive Plan shall not be amended and shall continue in operation as it existed prior to its proposed amendment.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2012 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain requirements under applicable securities laws and our Bylaws are met.

You are cordially invited to attend the 2012 Annual Meeting of Stockholders in person. Your vote is important and, whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By order of the Board of Directors

Steven C. Lilly
Chief Financial Officer, Treasurer and Secretary

Raleigh, North Carolina

March 30, 2012

APPENDIX A

TRIANGLE CAPITAL CORPORATION

2012 CASH INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Triangle Capital Corporation 2012 Cash Incentive Plan (the “Umbrella Plan”) is to advance the interests of Triangle Capital Corporation (the “Company”) and its stockholders by providing incentives in the form of cash bonus awards to certain officers and other employees of the Company and its Subsidiaries. The Umbrella Plan is intended to enable the Company to attract and retain appropriate executive talent and to motivate such officers to manage and grow the Company’s business and to attain the performance goals articulated under the Umbrella Plan.

2.	Definitions

(a) “Award” means a cash award granted pursuant to the Umbrella Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(d) “Committee” means the Compensation Committee of the Board, or any successor thereto or any other committee designated by the Board to assume the obligations of the Committee hereunder.

(e) “Company” means Triangle Capital Corporation, a Maryland corporation, and its Subsidiaries.

(f) “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m) of the Code and the Regulations promulgated thereunder; provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award under the Umbrella Plan or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company or to the taxable year of the Company in which any applicable Award hereunder will be paid and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award hereunder will be paid.

(g) “Effective Date” means the date on which the Umbrella Plan takes effect in accordance with Section 12 hereof.

(h) “Participant” means an employee of the Company or any of its Subsidiaries who is selected by the Committee to participate in the Umbrella Plan pursuant to Section 4 hereof.

(i) “Performance Period” means the Company’s fiscal year or any portion (or multiples) thereof designated by the Committee as a Performance Period.

(j) “Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.	Administration

(a) General.     The Umbrella Plan shall be administered by the Committee. The Committee shall have the authority to select the employees to be granted Awards under the Umbrella Plan, to determine the size and terms of an Award (subject to the limitations imposed on Awards in Section 5 below), to modify the terms of any

Award that has been granted, to determine the time when Awards will be made, the amount of any payments pursuant to such Awards and the Performance Period to which they relate, to determine any employment restrictions on actual receipt of payments pursuant to Awards, to establish performance objectives in respect of such Performance Periods and to determine whether such performance objectives were attained. The Committee is authorized to interpret the Umbrella Plan, to establish, amend and rescind any rules and regulations relating to the Umbrella Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Umbrella Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Umbrella Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Umbrella Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. Determinations made by the Committee under the Umbrella Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. The Committee shall have the right to deduct from any payment made under the Umbrella Plan any federal, state, local or foreign income or other taxes or obligations required by law to be withheld with respect to such payment.

(b) Covered Officers.     Any discretion exercised under the Umbrella Plan affecting any Award to a Covered Officer shall be subject in all events to Section 162(m) of the Code, unless the Committee makes a specific determination that such Award is not intended to comply with Section 162(m) of the Code.

4.	Eligibility and Participation

The Committee shall determine the employees who shall be Participants for any Performance Period. The designation of Participants shall be made individually or by groups or classifications of employees, as the Committee deems appropriate.

5.	Awards

(a) Scope.     Each year the Committee will establish award opportunities and performance targets for Participants for the determination of potential awards hereunder. Award opportunities shall be set as a percentage of base salary. Following the close of a Performance Period, the Committee shall evaluate the Company’s actual performance against the performance targets to determine the actual bonus to be paid.

(b) Performance Goals.     Awards to Participants shall be based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For purposes of this Section 5, the formula on which performance targets are based with respect to Awards under this Umbrella Plan shall be limited to one or more of the following Company, Subsidiary, operating unit or division financial performance measures:

•	total investment income;

•	total net investment income;

•	net investment income per share;

•	realized and unrealized gains and losses;

•	net increase in net assets resulting from operations per share;

•	overall credit performance of the investment portfolio;

•	liquidity;

•	operating efficiency performance;

•	growth and diversification of the overall investment portfolio;

•	sustaining and growing dividend distributions to stockholders;

•	return on average stockholders’ equity;

•	net asset value;

or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any

2

Subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, may exclude appropriate pre-determined line items of income or expense, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 5(b) to exclude any of the following events that occurs during a performance period: (i) asset impairments or write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, and (vi) the effect of adverse or delayed federal, state or local governmental or regulatory action; provided that the Committee commits to make any such adjustments within the 90 day period set forth in Section 5(d) below.

(c) Maximum Award.     With respect to any Covered Officer, the maximum annual amount of an Award hereunder shall be $3,000,000.

(d) Administration.     To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of Awards to Covered Officers, no later than 90 days following the commencement of each Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the Performance Period, (2) establish the various targets and bonus amounts which may be earned for such Performance Period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such Performance Period. In determining the amount earned by a Participant for a given Performance Period, the Committee shall have the right to adjust the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period; provided, that with respect to any Covered Officer, the Committee may exercise the discretion described in this sentence only to reduce the amount otherwise payable to such Covered Officer.

(e) Payment.     The amount of the Award payable as determined by the Committee for the Performance Period shall be paid to the participant at such time as determined by the Committee in its sole discretion after the end of the Performance Period, but in all events by such time as is necessary for the payment to qualify as a “short-term deferral” pursuant to Section 1.409A-1(b)(4) of the United States Treasury Regulations; provided, that the Committee may provide for elective deferrals that comply with the requirements of Section 409A of the Code. Award payments shall be made in cash. Except as the Committee may otherwise determine in its sole and absolute discretion, termination of a Participant’s employment prior to the end of the Performance Period will result in the forfeiture of the award by the Participant, and no payments shall be made with respect thereto.

6.	Amendments or Termination

The Committee may amend, alter or discontinue the Umbrella Plan, but no amendment, alteration or discontinuation shall be made which would impair any of the rights or obligations under any Award theretofore granted to a Participant under the Umbrella Plan without such Participant’s consent; provided, however, that the Committee may amend the Umbrella Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of any applicable law, rule or regulation.

7.	No Right to Employment or Awards

Neither the Umbrella Plan nor any action taken hereunder shall be construed as giving any Participant or other person any right to continue to be employed by or perform services for the Company or any Subsidiary, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and its Subsidiaries. No person shall have any claim to be granted

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any award and there is no obligation for uniformity of treatment among Participants. The terms and conditions of awards, if any, need not be the same with respect to each Participant.

8.	Offset of Awards

The Committee, in its sole discretion, may reduce any amounts otherwise payable to any Participant hereunder in order to satisfy any liabilities owed to the Company or any of its Subsidiaries by the Participant, but only to the extent any such offset complies with the requirements of Section 409A of the Code and the guidance issued thereunder.

9.	Adjustments Upon Certain Events

In the event of any material change in the business assets, liabilities or prospects of the Company, any division or any Subsidiary, the Committee in its sole discretion and without liability to any person may make such adjustment, if any, as it deems to be equitable as to any affected terms of outstanding Awards.

10.	Miscellaneous Provisions

The Company is the sponsor and legal obligor under the Umbrella Plan and shall make all payments hereunder, other than any payments to be made by any of the Subsidiaries (in which case payment shall be made by such Subsidiary, as appropriate). The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any amounts under the Umbrella Plan, and the Participants’ rights to the payment hereunder shall be no greater than the rights of the Company’s (or Subsidiary’s) unsecured creditors. All expenses involved in administering the Umbrella Plan shall be borne by the Company.

11.	Choice of Law

The Umbrella Plan shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed in the State of Maryland.

12.	Effectiveness of the Plan

The Umbrella Plan shall be effective as of the date of its adoption by the Committee, provided the Umbrella Plan is subsequently approved by the Company’s stockholders.

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APPENDIX B

TRIANGLE CAPITAL CORPORATION

AMENDED AND RESTATED

2007 EQUITY INCENTIVE PLAN

May    , 2012 Restatement

Section 1. Purposes.

1.1. Generally.     This plan shall be known as the “Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Triangle Capital Corporation, a Maryland corporation (the “Company”), its Affiliates (as defined herein) and its stockholders by (i) attracting and retaining key officers, employees, and directors of, the Company and its Affiliates; (ii) motivating such individuals by means of individual performance-related incentives to achieve long-range performance goals; (iii) encouraging ownership of stock in the Company by such individuals; and (iv) linking their compensation to the long-term interests of the Company and its stockholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

1.2. Amendment and Restatement.     This Plan amends and restates the Triangle Capital Corporation 2007 Equity Incentive Plan adopted February 13, 2007 (the “Prior Plan”) in its entirety. All Awards (as defined below) granted subsequent to the date of this Plan’s adoption by the Company’s stockholders shall be subject to the terms of this Plan.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “1940 Act” means the Investment Company Act of 1940, as amended.

(b) “Affiliate” shall mean any wholly-owned consolidated subsidiary of the Company.

(c) “Award” shall mean any Option or Restricted Share Award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Board pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Board may establish or which are required by applicable legal requirements.

(d) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall mean, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Board in its sole discretion. Any such determination shall be final and binding on a Participant.

(g) “Change in Control” shall mean, unless otherwise defined in the applicable Award Agreement, any of the following events:

(i) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or an Affiliate thereof or any employee benefit plan of the Company or any of its Affiliates, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business);

(ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor company or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction;

(iii) during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds (2/3rds) of the Directors of the Company then still in office who were (i) Directors of the Company at the beginning of any such period, and (ii) not initially (a) appointed or elected to office as result of either an actual or threatened election and/or proxy contest by or on behalf of a Person other than the Board, or (b) designated by a Person who has entered into an agreement with the Company to effect a transaction described in (i) or (ii) above or (iv) or (v) below;

(iv) a complete liquidation or dissolution of the Company; or

(v) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an Affiliate).

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(i) “Committee” shall mean a committee of two or more members of the Board appointed by the Board in accordance with Section 3.3.

(j) “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Board, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Board, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.

(k) “Director” shall mean a member of the Board.

(l) “Disability” shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan.

(m) “Employee” shall mean an officer or employee of the Company or of any Affiliate.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o) “Fair Market Value” with respect to the Shares, shall mean, for purposes of a grant of an Award as of any date, (i) the closing sales price of the Shares on the New York Stock Exchange (the “NYSE”), or any other such exchange on which the shares are traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Board in its sole discretion (which, for purposes of Section 6.2 , will in no event will be less

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than the net asset value of such Shares on such date, as determined in accordance with the 1940 Act and the rules thereunder), and for purposes of a sale of a Share as of any date, the actual sales price on that date.

(p) “Incentive Stock Option” shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(q) “Non-Qualified Stock Option” shall mean an option to purchase Shares from the Company that is granted under Sections 6 or 9 of the Plan and is not intended to be an Incentive Stock Option.

(r) “Non-Employee Director” shall mean a Director who is not an officer or employee of the Company.

(s) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(t) “Option Price” shall mean the purchase price payable to purchase one Share upon the exercise of an Option.

(u) “Participant” shall mean any Employee or Director.

(v) “Performance Award” shall mean any Award granted under Section 8 of the Plan.

(w) “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(x) “Restricted Share” or “Restricted Share Award” shall mean any Share granted under Sections 7 or 9 of the Plan.

(y) “Retirement” shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant’s 65th birthday.

(z) “SEC” shall mean the Securities and Exchange Commission or any successor thereto.

(aa) “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

(bb) “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.

(cc) “Shares” shall mean shares of the common stock, $0.001 par value, of the Company.

(dd) “Substitute Awards” shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

Section 3. Administration.

3.1. Administration by the Board.     The Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3.3 hereof.

3.2. Powers of the Board.     The Board shall have the power, subject to the express provisions of the Plan and applicable law:

(a) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provision of each Award granted, including the time or times when a Participant shall be permitted to exercise an Award; and the number of Shares with respect to which an Award shall be granted to each such Participant. Notwithstanding the foregoing powers of the Board, any grants of Awards to Non-Employee Directors under the Plan shall be automatic and shall not be changed

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without SEC approval, and the issuance of any Award to an Employee will be approved by the required majority, as defined in Section 57(o) of the 1940 Act, of the Company’s directors on the basis that such issuance is in the best interests of the Company and its stockholders.

(b) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.

(c) To amend the Plan or an Award as provided in Section 13.

(d) To terminate or suspend the Plan as provided in Section 13.

(e) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

3.3. Delegation to Committee.     The Board may delegate administration of the Plan to a Committee or Committees of three (3) or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and Board references in the last sentence of this Section 3.3 shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.4. Effects of Board’s Decision.     Determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Section 4. Shares Available For Awards.

4.1. Shares Available.     Subject to the provisions of Section 4.5 hereof, the stock to be subject to Awards under the Plan shall be the Shares of the Company and the maximum number of Shares with respect to which Awards may be granted under the Plan shall be 2,400,000. If, after the effective date of the Plan, any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates, expires unexercised or is canceled or settled without the delivery of Shares or with the delivery of a reduced number of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, reduction, forfeiture, termination, expiration or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.

4.2. Limits on Grants of Individual Awards.

(a) No individual Participant shall be granted Options under the Plan in any calendar year that relate to more than 100,000 Shares.

(b) No individual Participant shall be granted Awards under the Plan relating to more than 25% of the Shares reserved for issuance.

4.3. Limits on Grants of Restricted Shares. The combined maximum amount of Restricted Shares that may be issued under the Plan will be 10% of the outstanding Shares on the Effective Date (as defined in Section 15.1

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below) plus 10% of the number of Shares issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Plan.

4.4. Limits on Number of Awards.     The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any Restricted Shares issued pursuant to the Plan, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s directors, officers, and employees, together with any Restricted Shares issued pursuant to the Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any Restricted Shares issued pursuant to the Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.

4.5. Adjustments.     In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Board shall in an equitable and proportionate manner (and, as applicable, in such manner as is consistent with Sections 422 and 409A of the Code and the regulations thereunder and with Section 162(m)) either: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan (but only provided that the SEC has issued an exemptive order or the SEC’s staff has provided written confirmation allowing the Company to do so); and (4) the limits on the number of Shares that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award.

4.6. Substitute Awards.     Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

4.7. Sources of Shares Deliverable Under Awards.     Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.

4.8. No Grants in Contravention of 1940 Act.     No Award may be granted under the Plan if the grant of such Award would cause the Company to violate Section 61(a)(3) of the Act, and, if otherwise approved for grant, shall be void and of no effect. The grants of Awards under the Plan to Non-Employee Directors shall be automatic and shall not be changed without SEC approval.

Section 5. Eligibility.

Any Employee or Director shall be eligible to be designated a Participant; provided, however, that Non-Employee Directors shall only be eligible to receive Awards granted consistent with Section 9.

Section 6. Stock Options.

6.1. Grant.     The Board shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares subject to each Award, the exercise price (subject to Section 6.2 below) and the conditions and limitations applicable to the exercise of each Option. The Board shall have the authority

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to grant Incentive Stock Options, and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option under this Plan may be granted additional Options under the Plan if the Board shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in of Section 422(d) of the Code of the Employee’s employer corporation and its parent and Affiliates) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

6.2. Price.     The Board in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Once established, the Option Price of any Option may not be changed absent an exemptive order from the SEC or written confirmation from its staff allowing the Company to do so.

6.3. Term.     Subject to the Board’s authority under Section 3.2 and the provisions of Section 6.5, each Option and all rights and obligations thereunder shall expire on the date determined by the Board and specified in the Award Agreement. The Board shall be under no duty to provide terms of like duration for Options granted under the Plan. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted.

6.4. Exercise.

(a) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Board shall have full and complete authority to determine, subject to Section 6.5 herein, whether an Option will be exercisable in full at any time or from time to time during the term of the Option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option as the Board may determine.

(b) The Board may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

(c) An Option may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Board of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.

(d) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Board, (i) by transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Board), valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Board, or (ii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable

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withholding taxes. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.

6.5. Ten Percent Stock Rule.     Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

Section 7. Restricted Shares.

7.1. Grant.

(a) Subject to the provisions of the Plan and other applicable legal requirements, the Board shall have sole and complete authority to determine the Participants to whom Restricted Shares shall be granted, the number of Restricted Shares to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Board that are consistent with the terms of the Plan.

(b) Each Restricted Share Award made under the Plan shall be for such number of Shares as shall be determined by the Board and set forth in the Award Agreement containing the terms of such Restricted Share Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Board so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share Award. The Award Agreement may also, in the discretion of the Board, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Board may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share Awards.

(c) Notwithstanding Sections 7.1(a) and 7.1(b) hereof, any grants of Restricted Shares to Non-Employee Directors under the Plan shall be automatic and shall not be changed without SEC approval.

7.2. Delivery of Shares and Transfer Restrictions.     At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Board, in its discretion, may determine. The applicable Award Agreement will specify whether a grantee has the right to receive dividends with respect to the Restricted Shares prior to the lapsing of transfer restrictions. Unless otherwise provided in the applicable Award Agreement, the grantee shall have all other rights of a stockholder with respect to the Restricted Shares, including the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be transferred except for disposition by gift, will or the laws of descent and distribution during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Board at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on

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the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Unless otherwise provided in the applicable Award Agreement, any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such restricted Shares.

7.3. Termination of Restrictions.     At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Board, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be.

Section 8. Performance Awards.

8.1. Grant.     The Board shall have sole and complete authority to determine the Employees who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares), (ii) valued, as determined by the Board, in accordance with the achievement of such Employees’ individual performance goals during such performance periods as the Board shall establish, and (iii) payable at such time and in such form as the Board shall determine.

8.2. Terms and Conditions.     Subject to the terms of the Plan and any applicable Award Agreement, the Board shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

8.3. Payment of Performance Awards.     Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Board, on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. An employee’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Board may determine at or after grant.

Section 9. Non-Employee Director Awards.

9.1. Each Non-Employee Director shall receive a grant of Restricted Shares at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse at the end of that year. The number of Restricted Shares granted to each Non-Employee Director shall be the equivalent of $30,000 worth of Shares based on the market value at the close of the NYSE on the date of grant. Notwithstanding the foregoing, and subject to Sections 9.2 and 9.3 below, the Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, Restricted Shares or unrestricted Shares; provided, however, that the Company has received an order from the SEC that permits such Award. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

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9.2. Subject to applicable legal requirements and Section 9.3 below, the Board may also grant Awards to Non-Employee Directors pursuant to the terms of the Plan, including any Award described in Sections 6 or 7 above.

9.3. Any grants of Awards to Non-Employee Directors under the Plan shall be automatic and shall not be changed without SEC approval.

Section 10. Provisions Applicable To Covered Officers And Performance Awards.

10.1. Notwithstanding anything in the Plan to the contrary, unless the Board determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 10. Accordingly, unless otherwise determined by the Board, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Board discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Board.

10.2. With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 100,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $1,000,000.

10.3. To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Board shall, in writing, (1) select the individual performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Board shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Board shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Board may deem relevant in its sole discretion to the assessment of individual performance for the performance period.

Section 11. Termination Of Employment.

The Board shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company and Affiliates, including a termination by the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

Section 12. Change In Control.

The Board may specify in the applicable Award Agreement at or after grant, or otherwise by resolution prior to a Change in Control, that all or a portion of the outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.

Section 13. Amendment And Termination.

13.1. Amendments to the Plan.     The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or

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termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement.

13.2. Amendments to Awards.     Subject to the restrictions of Section 6.2 above and Section 13.5 below, the Board may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

13.3. Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.     The Board is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for events described in Section 4.5 hereof) affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles.

13.4. Section 409A Compliance.     No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Board may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

13.5. Exercise Price of Awards.     Once established, the exercise price of an Award shall not be changed absent an exemptive order from the SEC or written confirmation from its staff that the Company may do so.

Section 14. General Provisions.

14.1. Limited Transferability of Awards.     Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by gift, will or the laws of descent and distribution. In addition, no transfer or disposition of an Award shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the gift affidavit, will and/or such other evidence as the Board may deem necessary or appropriate to establish the validity of the transfer.

14.2. Dividends.     In the sole and complete discretion of the Board, an Award may provide the Participant with dividends, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividends which are not paid currently may, at the Board’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends that are reinvested into additional Shares or credited as Performance Awards.

14.3. No Rights to Awards.     No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.

14.4. Share Certificates.     All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and

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the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.5. Withholding.     A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Board may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

14.6. Award Agreements.     Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Board shall, subject to applicable law, determine the date an Award is deemed to be granted. The Board or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

14.7. No Limit on Other Compensation Arrangements.     Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options or Restricted Shares.

14.8. No Right to Employment.     The grant of an Award shall not be construed as giving an Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss an Employee from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

14.9. No Rights as Stockholder.     Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.

14.10. Governing Law.     The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to conflicts of laws principles.

14.11. Severability.     If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

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14.12. Other Laws.     The Board may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

14.13. No Trust or Fund Created.     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

14.14. No Fractional Shares.     No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

14.15. Headings.     Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

14.16. 1940 Act.     No provision of this Plan shall contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the changes to their Awards and such change shall be binding on such Participant.

Section 15. Term Of The Plan.

15.1. Effective Date.     The Plan shall become effective upon approval by the stockholders of the Company and the Board; provided, however, that the Plan shall not be effective with respect to any Award to a Non-Employee Director or any award of Restricted Shares unless the Company has received an order from the SEC that permits such Award.

15.2. Expiration Date.     No new Awards shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TRIANGLE CAPITAL CORPORATION FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Triangle Capital Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Garland S. Tucker, III and Steven C. Lilly, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 2, 2012, at 8:30 a.m., Eastern Time, at the Woman’s Club of Raleigh, 3300 Woman’s Club Drive, Raleigh, North Carolina 27612, and at any adjournment thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” Proposal Nos. 1, 2, 3 and 4.

Please sign and date this proxy on the reverse side and return it in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS TRIANGLE CAPITAL CORPORATION May 2, 2012

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Triangle Capital Corporation, Alliance Advisors, LLC, Attn: Charlotte Brown, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003.

PLEASE DATE, SIGN AND MAIL YOUR

PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE!

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3 and 4.

1. The election of the following eight persons (except as marked to the contrary) as Directors who will serve as directors of Triangle Capital Corporation until the 2013 Annual Meeting and until their successors have been duly elected and qualified.	Nominees: Garland S. Tucker, III Brent P.W. Burgess Steven C. Lilly W. McComb Dunwoody	Mark M. Gambill Benjamin S. Goldstein Simon B. Rich, Jr. Sherwood M. Smith, Jr.	FOR ☐	WITHHOLD AUTHORITY ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below.

			FOR	AGAINST	ABSTAIN

2. To approve a proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value (i.e., book value) per share.			☐	☐	☐

3. To approve the Triangle Capital Corporation 2012 Cash Incentive Plan.			☐	☐	☐

4. To approve the increase in the maximum aggregate number of shares of our common stock available for issuance under the Amended and Restated 2007 Equity Incentive Plan.			☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” Proposal Nos. 1, 2, 3 and 4.

IMPORTANT: Please sign exactly as your name appears on this proxy. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY